
                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:
<HTML>
<HEAD>
 <TITLE>DEFINITIVE NOTICE AND PROXY STATEMENT</TITLE>
</HEAD>
<BODY BGCOLOR="#FFFFFF">
 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left">   <FONT SIZE="1"
     COLOR="#000000" FACE="'Times New Roman', Times">[LOGO OF CARPENTER
     TECHNOLOGY]

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     Carpenter
     Technology Corporation
   <BR>
   1047 North Park Road
   <BR>
   Wyomissing, PA 19610-1339

   </TD>
   <TD WIDTH="1%"></TD>
  </TR>

  

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">September 23, 1999

  

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">To Our Stockholders:

  

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">It is our pleasure to invite you to attend the 1999
   Annual Meeting of Stockholders of Carpenter Technology Corporation,
   to be held at 4:00 p.m. on October 25, 1999. The meeting will be held at The Inn At Reading, located in Wyomissing, Pennsylvania. The doors of the ballroom will open at 3:00 p.m.

  

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">Business scheduled for the meeting includes the election of five directors and approval of the appointment of
   PricewaterhouseCoopers LLP as Carpenter’s independent public accountants for fiscal 2000. Information concerning these matters is included in the Notice of Annual Meeting and Proxy Statement. Also,
   at the meeting, I will review with you Carpenter’s operations during the past year and respond to questions.

  

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">If you plan to attend the meeting, please bring the
   Admission Ticket located on the bottom half of your proxy card with you. If your shares are held in the name of a broker, bank or other nominee, and you wish to attend the meeting, you should obtain a letter from your broker, bank or other nominee indicating that you are the beneficial owner of a stated number of shares of stock as of the record date, August 31, 1999.

  

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">If you do not attend the meeting, you may vote over the internet, by telephone or by returning your proxy card. To ensure proper representation of your shares at the meeting, please follow the instructions at the Vote by Net website address on your proxy card or follow the instructions that you will be given after dialing the toll-free number on your proxy card. You may also mark your proxy card, then sign, date and return it at your earliest convenience.

  

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">I look forward to seeing you at the meeting.

  

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">Sincerely,

   


 <FONT SIZE="1" COLOR="#000000" FACE="'Times New
   Roman', Times">/s/ ROBERT W. CARDY

  

   ROBERT W. CARDY


   Chairman and

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">Chief Executive Officer

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica"> <U>TABLE OF CONTENTS</U>

  

 <TABLE ALIGN="center" WIDTH="100%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TH>
      
   </TH>
   <TH></TH>
   <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
     COLOR="#000000" FACE="'Times New Roman', Times">Page
   <HR WIDTH="25" SIZE="1" NOSHADE></TH>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl1">NOTICE OF ANNUAL MEETING</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">iii
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl2">PROXY STATEMENT</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">1
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl3">General Information</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">1
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl4">Why Proxies are Being Solicited</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">1
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl5">Cost of Solicitation</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">1
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl6">Who Can Vote</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">1
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl7">How to Vote</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">2
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl8">If You Change Your Mind After Voting</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">2
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl9">Required Vote</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">2
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl10">Stockholder Nominations to the Board of Directors
     </A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">2
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl11">2000 Stockholder Proposals</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">3
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl12">Ownership Of Carpenter Stock By Certain Beneficial
     Owners</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">3
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl13">Ownership Of Carpenter Stock By Directors And
     Officers</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">5
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl14">Election Of Directors</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">6
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl15">Nominees — Terms to Expire 2002</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">6
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl16">Incumbent Directors to Continue in Office</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">8
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl17">Other Information About The Board Of Directors</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">10
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl18">Committees of the Board</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">10
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">   
            
   <A HREF="#phl19">Director Compensation Program</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">12
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl20">Human Resources Committee Report</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">12
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl21">Executive Compensation</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">16
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl22">Section 16(a) Beneficial Ownership Reporting
     Compliance</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">20
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl23">Stock Performance Graph</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">20
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl24">Approval Of Appointment Of Independent Accountants
     </A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">21
   </TD>
  </TR>
  <TR>
   <TD COLSPAN=3><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">
   <A HREF="#phl25">Other Business</A>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">21
   </TD>
  </TR>

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="2"
     COLOR="#000000" FACE="Arial, Helvetica">

   <FONT SIZE="1" COLOR="#000000" FACE="'Times New
     Roman', Times">[LOGO OF CARPENTER TECHNOLOGY]

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%"> <FONT
     SIZE="2" COLOR="#000000" FACE="Arial, Helvetica">

   </TD>
   <TD WIDTH="1%"></TD>
  </TR>

  

 <HR WIDTH="21%" SIZE="1" NOSHADE>
  

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">
 <A NAME="phl1"></A>
 Notice of Annual Meeting of Stockholders

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">on

 <FONT SIZE="3" COLOR="#000000" FACE="'Times New
   Roman', Times">October 25, 1999

  

 <HR WIDTH="21%" SIZE="1" NOSHADE>
  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   CARPENTER TECHNOLOGY CORPORATION will hold its 1999 Annual Meeting of Stockholders at The Inn At Reading in Wyomissing, Pennsylvania on
   Monday, October 25, 1999 at 4:00 p.m. We will vote on the following matters:

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
   WIDTH="100%">
  <TR>
   <TD WIDTH="8%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(1) 

   </TD>
   <TD WIDTH="90%" ALIGN="left" VALIGN="top">
     The
     election of five directors;

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
   WIDTH="100%">
  <TR>
   <TD WIDTH="8%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(2) 

   </TD>
   <TD WIDTH="90%" ALIGN="left" VALIGN="top">
     Approval of independent accountants for the fiscal year ending
     June 30, 2000; and

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
   WIDTH="100%">
  <TR>
   <TD WIDTH="8%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(3) 

   </TD>
   <TD WIDTH="90%" ALIGN="left" VALIGN="top">
     Any
     other business that is properly presented at the meeting

   </TD>
  </TR>

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        Only stockholders who were record owners at the close of business on August 31, 1999 may vote at the meeting. A list of those stockholders will be available at the meeting and also during the 10 days before the meeting, at the office of the Corporate Secretary, 1047 North Park Road, Wyomissing, Pennsylvania.

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   Regardless of the number of shares that you own, it is important that your shares be represented at the meeting. You are encouraged to take advantage of the easy and cost-effective internet and telephone voting that Carpenter offers. To vote over the internet, go to the Vote by Net website address on your proxy card and follow the instructions. To vote by telephone, simply dial the toll-free number on your enclosed proxy card. You may also vote by completing and signing the proxy card and returning it in the enclosed postage pre-paid envelope as soon as you can.

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        You are cordially invited to attend the meeting. A map showing the location of The Inn At Reading appears at the end of the Proxy
   Statement. Please note that the access to The Inn At Reading from Route 422 has been closed. If you plan to attend the meeting, please use the Admission Ticket attached to your proxy card. Of course, you may attend the meeting without an Admission Ticket, upon proper identification.

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
   WIDTH="100%">
  <TR>
   <TD WIDTH="52%" ALIGN="left" VALIGN="top"></TD>
   <TD ALIGN="left" VALIGN="top"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">By Order of the
     Board of Directors,

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
   WIDTH="100%">
  <TR>
   <TD WIDTH="52%" ALIGN="left" VALIGN="top"></TD>
   <TD ALIGN="left" VALIGN="top"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">

   </TD>
  </TR>

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
   WIDTH="100%">
  <TR>
   <TD WIDTH="52%" ALIGN="left" VALIGN="top"></TD>
   <TD ALIGN="left" WIDTH="48%" VALIGN="top"> <FONT
     SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">/s/ JOHN
     R. WELTY

   </TD>
  </TR>

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
   WIDTH="100%">
  <TR>
   <TD WIDTH="52%" ALIGN="left" VALIGN="top"></TD>
   <TD ALIGN="left" VALIGN="top"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">JOHN R. WELTY

   </TD>
  </TR>

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
   WIDTH="100%">
  <TR>
   <TD WIDTH="52%" ALIGN="left" VALIGN="top"></TD>
   <TD ALIGN="left" VALIGN="top"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Vice President,

   </TD>
  </TR>

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
   WIDTH="100%">
  <TR>
   <TD WIDTH="52%" ALIGN="left" VALIGN="top"></TD>
   <TD ALIGN="left" VALIGN="top"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">General Counsel and Secretary

   </TD>
  </TR>

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="2"
     COLOR="#000000" FACE="Arial, Helvetica">

   <FONT SIZE="1" COLOR="#000000" FACE="'Times New
     Roman', Times">[LOGO OF CARPENTER TECHNOLOGY]

   </TD>
   <TD></TD>
   <TD VALIGN="top" ALIGN="center"> <FONT SIZE="2"
     COLOR="#000000" FACE="Arial, Helvetica">

   </TD>
   <TD></TD>
  </TR>

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">September 23, 1999

  

 <HR WIDTH="15%" SIZE="1" NOSHADE>
  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl2"></A>
 PROXY STATEMENT

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl3"></A>
 General Information

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        This
   Proxy Statement is furnished in connection with the solicitation of proxies for the Annual Meeting of Stockholders on October 25, 1999 and any adjournment thereof. Carpenter’s Annual Report to Stockholders, including financial statements, is being mailed along with this Notice and Proxy Statement, but is not incorporated as part of the Proxy Statement and is not to be considered part of the proxy solicitation material. These materials are being sent to stockholders on or about September 23, 1999.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl4"></A>
 Why Proxies are Being Solicited

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   Carpenter’s Board of Directors is soliciting proxies so every stockholder will have an opportunity to vote at the meeting, whether or not the stockholder attends the meeting in person. You are being asked to vote on two proposals:

  

 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times"><FONT
     FACE=WINGDINGS>Ÿ

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     The
     election of 5 directors to three year terms which will expire in 2002; and

   </TD>
  </TR>

  

 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times"><FONT
     FACE=WINGDINGS>Ÿ

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     Approval of the appointment of PricewaterhouseCoopers LLP as Carpenter’s independent accountants for the fiscal year ending June 30, 2000.

   </TD>
  </TR>

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl5"></A>
 Cost of Solicitation

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   Carpenter will pay the cost of preparing, assembling and mailing of the Notice of Annual Meeting, Proxy Statement and proxy card.
   Directors, officers and regular employees of Carpenter may solicit proxies in person or by telephone without additional compensation.
   D. F. King will also solicit proxies on behalf of Carpenter at a cost of approximately $4,500. Carpenter will reimburse brokerage houses and other nominees for their expenses in forwarding proxy material to beneficial owners of Carpenter stock.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl6"></A>
 Who Can Vote

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   Stockholders who were record owners at the close of business on August 31, 1999 may vote at the meeting. On August 31, 1999, there were 21,929,887 shares of Carpenter common stock issued and outstanding and entitled to vote. Each share of common stock is entitled to one vote. There were also 422.8 shares of Carpenter’
   s series A convertible preferred stock held by the trustee of the Carpenter Employee Stock Ownership Plan (“ESOP”). Under the ESOP, each share of preferred stock is convertible into at least
   2,000 shares of common stock, with the equivalent of 1.3 votes for each share of common stock, subject to anti-dilution adjustments and to limitations under applicable securities laws and stock exchange regulations. The preferred stock votes together with the common stock as a single class on all matters submitted to holders of common stock.

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        Each participant in the ESOP, the Savings Plan of Carpenter Technology
   Corporation (“Savings Plan”) and subsidiary benefit plans which offer Carpenter stock as an investment may direct the trustee of each plan how to vote the shares credited to the participant’
   s account. The trustee will vote any shares for which no direction is received, or shares in the ESOP that have not yet been allocated to participating employees’ accounts, in the same proportion and manner as the directed shares.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl7"></A>
 How to Vote

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        You may vote in one of four ways:

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">Vote Over the Internet

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        For the first time this year, you may vote your Carpenter shares over the internet. To vote over the internet, go to the Vote by Net website address stated on your proxy card. Enter the three-digit
   Voter Control number from your proxy card and enter the last four digits of your social security number. Mark your selections and then, click on “Vote Your Proxy” to cast your vote.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">Vote by Telephone

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        To access the telephone voting system, just dial toll-free, 1-877-779-8683, and follow the telephone instructions. The telephone instructions will lead you through the voting process.

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   Internet and telephone voting will provide the proxies the same authority to vote your shares as if you returned your proxy card.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">Return Your Proxy Card

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        You may vote by signing and returning your proxy card. The proxy holders will vote your shares according to your directions. If you sign and return your proxy card without specifying choices, your shares will be voted as recommended by the Board of Directors. If you wish to give a proxy to someone other than those designated on the proxy card, you may do so by crossing out the names of the designated proxies and inserting the name of another person. The person representing you should then present your signed proxy card at the meeting.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">Vote by Ballot at the Meeting

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        You may also attend the meeting and vote by a ballot that you will receive at the meeting. The Admission Ticket to the meeting is attached to your proxy card.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl8"></A>
 If You Change Your Mind After Voting

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        You can revoke your proxy at any time before it is voted. You can write to the Corporate Secretary stating that you wish to revoke your proxy and that you need another proxy card. More simply, you can vote again, either over the internet or by telephone. Your last vote is the vote that will be counted. If you attend the meeting, you may vote by ballot and thereby, cancel any previous proxy vote.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl9"></A>
 Required Vote

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   Holders of a majority of the outstanding shares must be present in person or by proxy at the Annual Meeting to constitute a quorum so that business may be conducted. Carpenter’s By-Laws and Delaware law govern the vote needed to approve the proposals.
   Directors are elected by a plurality of the votes cast. A majority of the votes cast must approve the appointment of independent accountants.

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   Abstentions and votes withheld are counted towards the quorum but are not included in the vote count for election of the directors or approval of the independent accountants. Because only routine matters (election of directors and approval of independent accountants) are described in this Proxy Statement, brokers have discretionary voting authority under the rules of the New York Stock
   Exchange. Thus, there will be no broker non-votes on these matters.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl10"></A>
 Stockholder Nominations to the Board of Directors

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        The
   Corporate Governance Committee will consider sound and meritorious nomination suggestions from stockholders. Under Carpenter’s
   By-Laws, all letters of recommendation for nomination at the 2000
   Annual Meeting of Stockholders must be received by the Corporate
   Secretary at Carpenter’s headquarters on or before August 26, 2000, but not sooner than July 27, 2000. Your notice to the Secretary should contain your name, address and number of shares of Carpenter stock beneficially owned, in addition to the following information:

  

 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times"><FONT
     FACE=WINGDINGS>Ÿ

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     As
     to each person whom you propose to nominate for election or reelection as a director:

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(i) 

   </TD>
   <TD WIDTH="94%" ALIGN="left" VALIGN="top">
     name, age, business address and residence address;

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(ii) 

   </TD>
   <TD WIDTH="94%" ALIGN="left" VALIGN="top">
     principal occupation or employment;

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(iii)
      

   </TD>
   <TD WIDTH="94%" ALIGN="left" VALIGN="top">
     number of shares of Carpenter stock beneficially owned by the person; and

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(iv) 

   </TD>
   <TD WIDTH="94%" ALIGN="left" VALIGN="top">
     any
     other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Schedule 14A under the proxy rules.

   </TD>
  </TR>

  

 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times"><FONT
     FACE=WINGDINGS>Ÿ

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     A
     signed statement from the person recommended for nomination indicating that he or she consents to be considered as a nominee.

   </TD>
  </TR>

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   Carpenter may require any proposed nominee to furnish other information reasonably necessary to determine the person’s eligibility to serve as a director of Carpenter. Only individuals nominated in accordance with Carpenter’s By-Laws and applicable law are eligible for election as a director.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl11"></A>
 2000 Stockholder Proposals

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        If you wish to include a proposal in the Proxy Statement for the 2000
   Annual Meeting of Stockholders, your written proposal must be received by Carpenter no later than May 26, 2000. The proposal should be mailed by certified mail, return receipt requested, and must comply in all respects with applicable rules and regulations of the Securities and Exchange Commission, the laws of the state of Delaware and Carpenter’s By-Laws. Stockholder proposals may be mailed to the Corporate Secretary, Carpenter Technology Corporation,
   1047 North Park Road Wyomissing, PA 19610-1339.

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        Under
   Carpenter’s By-Laws, stockholder proposals that are not included in the proxy materials may be presented at the 2000 Annual
   Meeting of Stockholders only if they meet the above requirements and the Corporate Secretary is notified in writing of the proposals by August 26, 2000, but no earlier than July 27, 2000. For each matter that you wish to bring before the meeting, provide the following information:

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(i)

   </TD>
   <TD WIDTH="94%" ALIGN="left" VALIGN="top">
     a
     brief description of the business and the reason for bringing it to the meeting;

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(ii)

   </TD>
   <TD WIDTH="94%" ALIGN="left" VALIGN="top">
     your name and record address;

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
   <TD ALIGN="left" VALIGN="top"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">(iii) the number of shares of Carpenter stock which you own; and

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(iv)

   </TD>
   <TD WIDTH="94%" ALIGN="left" VALIGN="top">
     any
     material interest (such as financial or personal interest) that you have in this matter.

   </TD>
  </TR>

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl12"></A>
 Ownership of Carpenter Stock by Certain Beneficial Owners

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   Listed below are the only individuals and entity known by Carpenter to own more than 5% of the common stock as of August 31, 1999:

  

 <TABLE ALIGN="center" WIDTH="100%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TH VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Name and
     Address of Beneficial Owner
   <HR WIDTH="252" SIZE="1" NOSHADE></TH>
   <TH></TH>
   <TH COLSPAN=2 VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Number of Shares
   <BR>
   Beneficially Owned
   <HR WIDTH="122" SIZE="1" NOSHADE></TH>
   <TH></TH>
   <TH COLSPAN=2 VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Percent
   <BR>
   of Class
   <HR WIDTH="57" SIZE="1" NOSHADE></TH>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="3"
     COLOR="#000000" FACE="'Times New Roman', Times">Mr. & Mrs.
     Peter C. Rossin
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="3"
     COLOR="#000000" FACE="'Times New Roman', Times">2,387,494
   </TD>
   <TD VALIGN="bottom" ALIGN="left"><FONT SIZE="3" COLOR="#000000"
     FACE="'Times New Roman', Times"><SUP></SUP>
   <SUP>
     (1)</SUP>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="3"
     COLOR="#000000" FACE="'Times New Roman', Times">10.9
   </TD>
   <TD VALIGN="bottom" ALIGN="left"><FONT SIZE="3" COLOR="#000000"
     FACE="'Times New Roman', Times">%
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="3"
     COLOR="#000000" FACE="'Times New Roman', Times">1500 Oliver
     Building
   </TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="3"
     COLOR="#000000" FACE="'Times New Roman', Times">Pittsburgh, PA
     15222
   </TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
  </TR>
  <TD COLSPAN=7>
  </TD>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="3"
     COLOR="#000000" FACE="'Times New Roman', Times">State Street Bank and Trust Company
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="3"
     COLOR="#000000" FACE="'Times New Roman', Times">2,740,936
   </TD>
   <TD VALIGN="bottom" ALIGN="left"><FONT SIZE="3" COLOR="#000000"
     FACE="'Times New Roman', Times"><SUP></SUP>
   <SUP>
     (2)</SUP>
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="3"
     COLOR="#000000" FACE="'Times New Roman', Times">12.0
   </TD>
   <TD VALIGN="bottom" ALIGN="left"><FONT SIZE="3" COLOR="#000000"
     FACE="'Times New Roman', Times">%
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="3"
     COLOR="#000000" FACE="'Times New Roman', Times">P.O. Box 1389
   </TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="3"
     COLOR="#000000" FACE="'Times New Roman', Times">Boston, MA 02104
   </TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
   <TD></TD>
  </TR>

 <HR WIDTH="15%" SIZE="1" NOSHADE>
 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(1) 

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     These shares are subject to a standstill agreement between Carpenter and the Rossins. This agreement was entered into when
     Carpenter purchased Dynamet Incorporated in 1997. The standstill agreement provides certain limitations on the Rossins’
     ability to buy or sell the common stock, solicit proxies, participate in a tender offer, business combination or restructuring of voting securities affecting Carpenter and on the
   Rossins’ ability to seek control of or influence Carpenter’
     s Board or Management. In addition, the standstill agreement provides that the Board will recommend the election, as a director of Carpenter, of Mr. Rossin or another person that he and the other former Dynamet shareholders designate, if the person is reasonably acceptable to the Board. The standstill agreement expires in 2007, unless terminated earlier because of a change in control of Carpenter or a reduction of the voting power of the former Dynamet shareholders below 5% of Carpenter’s shares.

   </TD>
  </TR>

  

 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(2)

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     Acting as trustee for various collective investment funds for employee benefit plans, other index accounts, and various personal trusts, State Street Bank and Trust Company has voting and investment power over these shares as follows:

   </TD>
  </TR>

  


 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="5%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="6%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times"><FONT
     FACE=WINGDINGS>Ÿ

   </TD>
   <TD WIDTH="37%" ALIGN="left" VALIGN="top"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Sole voting power:
     156,114
   </TD>
   <TD WIDTH="6%" ALIGN="left" VALIGN="top"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times"><FONT
     FACE=WINGDINGS>Ÿ
   </TD>
   <TD WIDTH="49%" ALIGN="left" VALIGN="top">
     Sole investment power: 157,714

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="5%" ALIGN="left" VALIGN="top"></TD>
   <TD WIDTH="6%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times"><FONT
     FACE=WINGDINGS>Ÿ

   </TD>
   <TD WIDTH="89%" ALIGN="left" VALIGN="top">
     Shared voting and investment power: 2,583,222 including 845,690 shares of common stock if the shares of series A convertible preferred stock actually held in the ESOP were converted into common stock using the ratio of one preferred share equal to 2,000 shares of common stock.

   </TD>
  </TR>

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl13"></A>
 Ownership of Carpenter Stock by Directors and Officers

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        The following table shows the ownership of Carpenter common stock as of August 31, 1999, by each director, Carpenter’s five most highly compensated executive officers (the “Named Executive Officers
   ”) and the directors and officers as a group. Except as noted, the directors and officers have sole voting and investment power over these shares of common stock.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">Director and Officer

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">Stock Ownership

  

 <TABLE ALIGN="center" WIDTH="100%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TH VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Name
   <HR WIDTH="100%" SIZE="1" NOSHADE> </TH>
   <TH WIDTH="1%"></TH>
   <TH VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Number of
   <BR>
   Shares
   <BR>
   Beneficially
   <BR>
   Owned<SUP></SUP>
     <SUP>(1)</SUP>
   <HR WIDTH="100%" SIZE="1" NOSHADE> </TH>
   <TH WIDTH="1%"></TH>
   <TH VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Director
   <BR>
   Stock
   <BR>
   Units<SUP></SUP>
     <SUP>(2)</SUP>
   <HR WIDTH="100%" SIZE="1" NOSHADE> </TH>
   <TH WIDTH="1%"></TH>
   <TH COLSPAN=2 VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="15%">
     Total
   <BR>
   Shares and
   <BR>
   Units
   <BR>
   Beneficially
   <BR>
   Owned
   <HR WIDTH="100%" SIZE="1" NOSHADE> </TH>
   <TH WIDTH="1%"></TH>
   <TH VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Percent of
   <BR>
   Outstanding
   <BR>
   Shares<SUP></SUP>
     <SUP>(3)</SUP>
   <HR WIDTH="100%" SIZE="1" NOSHADE> </TH>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Bennett, M. C.
      
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">10,068
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">1,106
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">11,174
   </TD>
   <TD WIDTH="4%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="15%"></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Cardy, R. W. 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">134,665
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">—
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">134,665
   </TD>
   <TD VALIGN="bottom" ALIGN="left" WIDTH="4%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times"><SUP></SUP>
   <SUP>
     (4),(5)</SUP>
   <SUP>
     </SUP>
   <SUP>
     </SUP>
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">.6
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Dietrich, W. S.
      
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">11,244
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">962
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">12,206
   </TD>
   <TD WIDTH="4%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="15%"></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Draeger, D. M.
      
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">64,000
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">—
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">64,000
   </TD>
   <TD VALIGN="bottom" ALIGN="left" WIDTH="4%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times"><SUP></SUP>
   <SUP>
     (4)</SUP>
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">.3
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Evarts, C. M. 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">15,550
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">2,133
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">17,683
   </TD>
   <TD WIDTH="4%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="15%"></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Fitzpatrick, J. M.
      
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">6,301
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">551
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">6,852
   </TD>
   <TD WIDTH="4%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="15%"></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Hudson, W. J. 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">12,332
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">1,814
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">14,146
   </TD>
   <TD WIDTH="4%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="15%"></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Lawless, R. J.
      
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">6,351
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">533
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">6,884
   </TD>
   <TD WIDTH="4%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="15%"></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Miller, M. 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">16,085
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">1,875
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">17,960
   </TD>
   <TD WIDTH="4%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="15%"></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Pokelwaldt, R. N.
      
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">5,160
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">358
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">5,518
   </TD>
   <TD WIDTH="4%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="15%"></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Rossin, P. C. 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">2,278,650
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">1,230
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">2,279,880
   </TD>
   <TD VALIGN="bottom" ALIGN="left" WIDTH="4%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times"><SUP></SUP>
   <SUP>
     (5),(6)</SUP>
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">10.4
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Turner, K. C. 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">9,776
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">705
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">10,481
   </TD>
   <TD WIDTH="4%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="15%"></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Wolfe, K. L. 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">11,250
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">807
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">12,057
   </TD>
   <TD WIDTH="4%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="15%"></TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Cottrell, G. W.
      
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">64,244
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">—
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">64,244
   </TD>
   <TD VALIGN="bottom" ALIGN="left" WIDTH="4%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times"><SUP></SUP>
   <SUP>
     (4)</SUP>
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">.3
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Fiore, N. F. 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">61,449
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">—
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">61,449
   </TD>
   <TD VALIGN="bottom" ALIGN="left" WIDTH="4%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times"><SUP></SUP>
   <SUP>
     (4)</SUP>
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">.3
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Welty, J. R. 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">35,552
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">—
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">35,552
   </TD>
   <TD VALIGN="bottom" ALIGN="left" WIDTH="4%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times"><SUP></SUP>
   <SUP>
     (4),(5)</SUP>
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">.2
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="40%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">All directors and officers as a group (25 in all)
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">2,985,643
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">12,074
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">2,997,717
   </TD>
   <TD WIDTH="4%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" WIDTH="15%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">12.6
   </TD>
  </TR>

  

 <HR WIDTH="10%" SIZE="1" NOSHADE>
 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(1)

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     The
     amounts include the following shares of common stock that the individuals have the right to acquire by exercising outstanding stock options within 60 days after August 31, 1999:

   </TD>
  </TR>

  

 <TABLE ALIGN="center" WIDTH="28%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify" HEIGHT="14"><FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">M. C.
     Bennett
   </TD>
   <TD HEIGHT="14"></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right" HEIGHT="14"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">8,000
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">R. W.Cardy
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">71,700
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">G. W. Cottrell
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">55,860
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">W. S. Dietrich
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">8,000
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">D. M. Draeger
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">42,100
   </TD>
  </TR>

 <TABLE ALIGN="center" WIDTH="28%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">C. M. Evarts
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">14,000
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">N. F. Fiore
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">55,553
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">J. M. Fitzpatrick
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">5,000
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">W. J. Hudson
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">8,000
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">R. J. Lawless
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">4,000
   </TD>
  </TR>

 <TABLE ALIGN="center" WIDTH="28%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">M. Miller
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">15,000
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">R. N. Pokelwaldt
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">4,000
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">K. C. Turner
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">8,502
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">J. R. Welty
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">25,380
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">K. L. Wolfe
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">10,000
   </TD>
  </TR>

  
 <TABLE ALIGN="center" WIDTH="57%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">All directors and officers as a group
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">494,395
   </TD>
  </TR>

  

 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(2)

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     These stock units convert to an equivalent number of shares of common stock upon the director’s retirement or termination of service due to disability. Because of the standstill agreement with Carpenter, the value of Mr. Rossin’s stock units will be paid in cash. The value of the stock units tracks the value of the common stock but the units have no voting rights.

   </TD>
  </TR>

  

 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(3)

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     Ownership is rounded to nearest 0.1% and is less than 0.1% except where stated. Stock units are not included in the calculation of ownership percentage.

   </TD>
  </TR>

  

 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(4)

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     The
     amounts include the following shares of common stock held in the Savings Plan and the ESOP (if the preferred stock actually held in the ESOP were converted into common stock using the ratio of one preferred share equal to 2,000 shares of common stock):

   </TD>
  </TR>

  

 <TABLE ALIGN="center" WIDTH="28%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">R. W. Cardy
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">18,784
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">G. W. Cottrell
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">3,240
   </TD>
  </TR>

 <TABLE ALIGN="center" WIDTH="28%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">D. M. Draeger
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">3,448
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">N. F. Fiore
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">136
   </TD>
  </TR>

 <TABLE ALIGN="center" WIDTH="28%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">J. R. Welty
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">5,494
   </TD>
  </TR>

  
 <TABLE ALIGN="center" WIDTH="36%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">All officers as a group
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">72,837
   </TD>
  </TR>

  

 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times"> (5)

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     Voting and investment power is shared with respect to the following shares of common stock:

   </TD>
  </TR>

  

 <TABLE ALIGN="center" WIDTH="50%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">R. W.Cardy
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">21,160
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">G. W. Cottrell
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">327
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">P. C. Rossin
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">2,278,650
   </TD>
  </TR>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">J. R. Welty
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">236
   </TD>
  </TR>
  <TD COLSPAN=3>  
  </TD>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">All director and officers as a group
   </TD>
   <TD></TD>
   <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">2,330,697
   </TD>
  </TR>

  

 <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
  <TR>
   <TD WIDTH="2%" ALIGN="left" VALIGN="top"> <FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">(6)

   </TD>
   <TD WIDTH="98%" ALIGN="left" VALIGN="top">
     Mr.
     Rossin’s shares are subject to a standstill agreement with Carpenter. See footnote 1 on page 3.

   </TD>
  </TR>

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">PROPOSAL NO. 1

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl14"></A>
 ELECTION OF DIRECTORS

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   Carpenter’s Board of Directors consists of 13 directors serving in three classes. Each class of directors serves for a period of three years. The term of office of one class of directors expires each year at the annual meeting.

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   Messrs. Bennett, Dietrich, Draeger, Fitzpatrick and Miller are nominated for election at the 1999 Annual Meeting of Stockholders.
   If elected, their terms will expire at the October, 2002 Annual
   Meeting. The biographical summaries of the nominees and the remaining eight directors whose terms are continuing appear below.
   Unless otherwise directed by the stockholders, the shares represented by the proxies will be voted for the five nominees. Each nominee has consented to be nominated as a director and as far as the Board and Management are aware, will serve as a director if elected.

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        
   The Board of Directors recommends that you vote FOR the election of Messrs. Bennett, Dietrich, Draeger, Fitzpatrick and Miller.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl15"></A>
 Nominees — Terms to Expire 2002

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">

   <FONT SIZE="1" COLOR="#000000" FACE="'Times New
     Roman', Times">[Photo of Bennett]

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     M
     <SMALL>ARCUS </SMALL>
   C. B<SMALL>ENNETT</SMALL>
   , age 63, retired as Executive Vice President and Chief
     Financial Officer of Lockheed Martin Corporation in January 1999;
     he had held these positions since 1988. Mr. Bennett joined Martin
     Marietta Corporation in 1959 and held various administrative and finance positions with Martin Marietta and Lockheed Martin
     Corporation. He is a Director of Lockheed Martin Corporation,
     COMSAT Corporation, Martin Marietta Materials, Inc. and the
     Private Sector Council. In addition, he is a member of the Georgia
     Tech Advisory Board. Mr. Bennett has been a Director of Carpenter since 1993, chairs the Audit Committee and serves on the Corporate
     Governance Committee.

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">

   <FONT SIZE="1" COLOR="#000000" FACE="'Times New
     Roman', Times">[Photo of Dietrich II]

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     W
     <SMALL>ILLIAM </SMALL>
   S. D<SMALL>IETRICH </SMALL>
   II, age 61, is Chairman of the Board, Dietrich Industries,
     Inc. and President, Mallard Fund, Inc. Mr. Dietrich served as
     President of Dietrich Industries, Inc., from 1968 to 1998.
     Dietrich Industries, a subsidiary of Worthington Industries, Inc., is a manufacturer of metal framing for commercial and residential construction markets. Mr. Dietrich serves on the Board of Directors of Worthington Industries, Inc. He is an active community leader, serving on 11 boards in western Pennsylvania, including the Greater Pittsburgh Chamber of Commerce, the Allegheny Conference on Community Development, the University of
     Pittsburgh and the Pittsburgh Ballet Theater. Mr. Dietrich has been a Director of Carpenter since 1996, chairs the Corporate
     Governance Committee and is a member of the Human Resources
     Committee.

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="1"
     COLOR="#000000" FACE="'Times New Roman', Times">  [Photo of
     Draeger]

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     D
     <SMALL>ENNIS </SMALL>
   M. D<SMALL>RAEGER</SMALL>
   , age 58, was elected President and Chief Operating Officer and
     Director of Carpenter Technology Corporation effective June 1,
     1999. He had been Executive Vice President of Carpenter since
     July, 1998 and a Director of Carpenter from 1992 until June 1996.
     Mr. Draeger assumed the duties of Senior Vice President—
     Specialty Alloys Operations for Carpenter in July 1996, when he resigned from Carpenter’s Board of Directors. Previously, he had been President of Worldwide Floor Products Operations for
     Armstrong World Industries, Inc. since 1994 and he became Group
     Vice President for Armstrong in 1988. Mr. Draeger is a member of the Finance Committee.

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="1"
     COLOR="#000000" FACE="'Times New Roman', Times">  [Photo of
     Fitzpatrick]

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     J. M<SMALL>ICHAEL </SMALL>
   F<SMALL>ITZPATRICK</SMALL>
   , age 52, is President and Chief Operating Officer and Director of
     Rohm and Haas. From 1995 through 1998, Dr. Fitzpatrick served as
     Vice President and Chief Technology Officer at Rohm and Haas. He had been elected Vice President and Director of Research in 1993.
     Dr. Fitzpatrick is a member of The Scientific Advisory Board of
     Ampersand Ventures, Vice Chairman of the Pennsylvania Division of the American Cancer Society and a member of the Board of Trustees of the Franklin Institute. Dr. Fitzpatrick has been a Director of Carpenter since January, 1997 and is a member of the Audit
     Committee and Corporate Governance Committee.

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="1"
     COLOR="#000000" FACE="'Times New Roman', Times">  [Photo of Miller]

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     M
     <SMALL>ARLIN </SMALL>
   M<SMALL>ILLER</SMALL>
   , J<SMALL>R</SMALL>
   . , age 67, is Chairman and Chief Executive Officer and
     Director, Arrow International, Inc. Mr. Miller founded Arrow
     International, Inc. in 1975. Arrow is located in Reading,
     Pennsylvania, and is a leading producer of medical devices for critical care medicine. He serves on the Board of Trustees of Alfred University and on the Board of Directors of the Reading
     Hospital & Medical Center. Mr. Miller has been a Director of
     Carpenter since 1989 and serves as a member of the Audit Committee and Human Resources Committee.

   </TD>
  </TR>

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        The
   Board of Directors and Management do not believe that any of the nominees will be unable to serve. If, before the meeting, any nominee becomes unable to serve because of special circumstances, the shares of stock represented by the proxies may be voted for the election of a nominee designated by the Board.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl16"></A>
 Incumbent Directors to Continue in Office

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        The following are the other directors whose terms continue after this year’s meeting, as indicated:

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">Terms to Expire 2000

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">

   <FONT SIZE="1" COLOR="#000000" FACE="'Times New
     Roman', Times">[Photo of Evarts]

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     D
     <SMALL>R</SMALL>
   . C. M<SMALL>C</SMALL>
   C<SMALL>OLLISTER </SMALL>
   E<SMALL>VARTS,</SMALL>
   age 68, is Chief Executive Officer, Senior Vice President for Health
     Affairs, Dean, College of Medicine, and Professor of Orthopaedics,
     The Pennsylvania State University, College of Medicine and
     University Hospitals, The Milton S. Hershey Medical Center. He has held these positions since 1987. He is Chief Academic Officer and Senior Vice President for Clinical Operations, The Milton S.
     Hershey Medical Center of the Pennsylvania State Geisinger Health
     System. He is past Chair of the Board of Directors of the Association of Academic Health Centers, a member of the Association of American Medical Colleges and a member of the National Academy of Sciences Institute of Medicine. He serves on the Board of Directors of Hershey Foods Corporation, Hershey Trust
     Company, M.S. Hershey Foundation, the Board of Managers of Milton
     Hershey School, Capital Region Health Futures Project, the Capital
     Region Economic Development Corporation, and the Lehigh Valley
     Hospital. Dr. Evarts has been a Director of Carpenter since 1990, chairs the Human Resources Committee and is a member of the Finance Committee.

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">

   <FONT SIZE="1" COLOR="#000000" FACE="'Times New
     Roman', Times">[Photo of Hudson]

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     W
     <SMALL>ILLIAM </SMALL>
   J. H<SMALL>UDSON</SMALL>
   , J<SMALL>R</SMALL>
   . , age 65, retired as Vice Chairman and Director, AMP
     Incorporated in April, 1999. Mr. Hudson joined AMP Incorporated in
     1961 and held a variety of management positions, becoming
     Executive Vice President, International in 1991, a Director in
     1992, and was elected Chief Executive Officer and President in 1993, positions he held until 1998. He also serves as Chairman of the Pacific Basin Economic Council, Vice Chairman of the National
     Association of Manufacturers and a member of the Executive
     Committee of the U.S. Council of International Business.
     Previously, he was a member of the Board of Governors of the National Electrical Manufacturers Association, the Business
     Roundtable and was a Presidential Appointee to the Advisory
     Council on U.S. Trade Policy. He is a Director of The Goodyear
     Tire & Rubber Company and Keithley Instruments, Inc. Mr.
     Hudson has been a Director of Carpenter since 1992 and serves as a member of the Audit Committee and Finance Committee.

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">

   <FONT SIZE="1" COLOR="#000000" FACE="'Times New
     Roman', Times">[Photo of Rossin]

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     P
     <SMALL>ETER </SMALL>
   C. R<SMALL>OSSIN</SMALL>
   , age 75, is the former Chairman, Chief Executive Officer and founder of Dynamet Incorporated. Before founding Dynamet in 1967,
     Mr. Rossin held various production and operations positions at Crucible Steel Corporation, Fansteel Metallurgical Corporation, and Cyclops Corporation. He has been a Director of Carpenter since
     1997 and is a member of the Audit Committee and Human Resources
     Committee.

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="1"
     COLOR="#000000" FACE="'Times New Roman', Times">   [Photo of Wolfe]

    

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     K
     <SMALL>ENNETH </SMALL>
   L. W<SMALL>OLFE</SMALL>
   , age 60, is Chairman of the Board, Chief Executive Officer and
     Director, Hershey Foods Corporation. Mr. Wolfe was elected
     President and Chief Operating Officer in 1985, positions he held through 1993. He was elected Vice President, Finance and Chief
     Financial Officer of the Corporation in 1981, and Senior Vice
     President, Chief Financial Officer and Director in 1984. He serves as a Director of Bausch & Lomb Inc., the Hershey Trust Company
     and is a member of the Board of Managers, Milton Hershey School.
     Mr. Wolfe has been a Director of Carpenter since 1995, chairs the
     Finance Committee and is a member of the Human Resources Committee.

   </TD>
  </TR>

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">Terms to Expire 2001

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left">  [Photo of
     Cardy]

   <FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times">

    

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     R
     <SMALL>OBERT </SMALL>
   W. C<SMALL>ARDY</SMALL>
   , age 63, is Chairman and Chief Executive Officer and Director
     of Carpenter Technology Corporation. Mr. Cardy joined Carpenter in
     1962 and held a variety of management positions, becoming
     Executive Vice President in 1989, President and Chief Operating
     Officer in 1990, and Chairman of the Board, President and Chief
     Executive Officer in 1992. He also serves as Director of the Reading Hospital & Medical Center, United Way of Berks County, and a member of the Executive Committee of the Pennsylvania
     Business Roundtable. Mr. Cardy has been a Director of Carpenter since 1990 and is a member of the Finance Committee.

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left">  [Photo of
     Lawless]

   <FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times">

    

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     R
     <SMALL>OBERT </SMALL>
   J. L<SMALL>AWLESS</SMALL>
   , age 52, is Chairman, President and Chief Executive Officer and
     Director, McCormick & Company, Incorporated. Mr. Lawless had been serving as President and Chief Operating Officer since
     January 1996. He served as Executive Vice President and Chief
     Operating Officer from 1995. Mr. Lawless serves as a member of the Board of Directors of the United Way of Central Maryland, the
     Greater Baltimore Committee, Kennedy Kreiger Institute and the
     Grocery Manufacturers of America, Inc., and serves on the Junior
     Achievement of Central Maryland Executive Council. Mr. Lawless has been a Director of Carpenter since April 1997 and serves on the Corporate Governance Committee and Finance Committee.

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="1"
     COLOR="#000000" FACE="'Times New Roman', Times">  [Photo of
     Pokelwaldt]

    

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     R
     <SMALL>OBERT </SMALL>
   N. P<SMALL>OKELWALDT</SMALL>
   , age 62, is Chairman and Chief Executive Officer and a Director
     of York International Corporation. He became Chairman and Chief
     Executive Officer in 1993. He had been named President and Chief
     Executive Officer in 1991 after serving as President and Chief
     Operating Officer since 1990. Mr. Pokelwaldt joined Applied
     Systems Worldwide, a division of York International, as Vice
     President in 1988. Mr. Pokelwaldt also serves as a Director of Mohawk Industries, Inc. and A.O. Smith Corporation. Mr. Pokelwaldt has been a Director of Carpenter since June 1998 and is a member of the Audit Committee and Human Resources Committee.

   </TD>
  </TR>

  

 <TABLE WIDTH="100%" ALIGN="center" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TD VALIGN="top" ALIGN="left"> <FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">

   <FONT SIZE="1" COLOR="#000000" FACE="'Times New
     Roman', Times">[Photo of Turner]

   </TD>
   <TD WIDTH="4%"></TD>
   <TD VALIGN="top" ALIGN="center" WIDTH="47%">
     K
     <SMALL>ATHRYN </SMALL>
   C. T<SMALL>URNER</SMALL>
   , age 52, is Chairperson and Chief Executive Officer of Standard
     Technology, Inc. Ms. Turner founded Standard Technology, Inc., an engineering and manufacturing firm in 1985. Standard Technology, Inc. is headquartered in Rockville, Maryland, with offices in Northern Virginia and Jacksonville, Florida. Ms. Turner was appointed to the President’s Export Council in 1994 and also serves as a Director of COMSAT Corporation and Phillips Petroleum
     Company. She is actively involved in both the Urban League and The
     Boy Scouts. Ms. Turner has been a Director of Carpenter since 1994 and is a member of the Corporate Governance Committee and Finance
     Committee.

   </TD>
   <TD WIDTH="1%"></TD>
  </TR>

   

           There is no family relationship between any of the directors or nominees.


  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl17"></A>
 Other Information About the Board of Directors

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        The
   Board of Directors held 11 meetings during fiscal year 1999. In addition, there were 14 Committee meetings. The average attendance for Carpenter’s directors at these meetings was 93%.

  

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica">
 <A NAME="phl18"></A>
 Committees of the Board

  

 <FONT SIZE="2" COLOR="#000000" FACE="'Times New
   Roman', Times">        The
   Board of Directors has four standing Committees: Audit, Corporate
   Governance, Human Resources and Finance. No member of the Audit,
   Corporate Governance or Human Resources Committee may be an employee or former employee of Carpenter.

 <FONT SIZE="2" COLOR="#000000" FACE="Arial,
   Helvetica"> BOARD COMMITTEES

  

  

 <TABLE ALIGN="center" WIDTH="94%" CELLSPACING=0 CELLPADDING=0>
  <TR>
   <TH VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="97%" COLSPAN="5"> <HR
     SIZE=1 NOSHADE> </TH>
  </TR>
  <TR>
   <TH VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="28%"><FONT SIZE="1"
     COLOR="#000000" FACE="'Times New Roman', Times">Committee And
     Members
   </TH>
   <TH WIDTH="1%"></TH>
   <TH VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="1"
     COLOR="#000000" FACE="'Times New Roman', Times">Selected
     Functions of the Committee
   </TH>
   <TH WIDTH="1%"></TH>
   <TH VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="10%"><FONT SIZE="1"
     COLOR="#000000" FACE="'Times New Roman', Times">1999 Meetings
   </TH>
  </TR>
  <TD COLSPAN=5> <HR SIZE=1 NOSHADE> </TD>
  <TR>
   <TD VALIGN="bottom" NOWRAP ALIGN="justify" WIDTH="28%"><FONT
     SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">Audit
     Committee
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="57%"></TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="10%"></TD>
  </TR>
  <TR>
   <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="28%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Marcus C. Bennett,
     Chairman
   </TD>
   <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
     FACE="'Times New Roman', Times">Ÿ
   </TD>
   <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Reviews adequacy of Carpenter’s financial reporting,
   <BR>
   accounting systems and controls
   </TD>
   <TD WIDTH="1%"></TD>
   <TD VALIGN="top" NOWRAP ALIGN="right" WIDTH="10%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">3
   </TD>
  </TR>
  <TD COLSPAN=5>
  </TD>
  <TD COLSPAN=5>
  </TD>
  <TR>
   <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="28%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">J. Michael
     Fitzpatrick
   <BR>
   William J. Hudson, Jr.
   </TD>
   <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
     FACE="'Times New Roman', Times">Ÿ
   </TD>
   <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Recommends independent accountants for financial
   <BR>
   audits
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="10%"></TD>
  </TR>
  <TR>
   <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="28%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Marlin Miller, Jr.
   <BR>
   Robert N. Pokelwaldt
   <BR>
   Peter C. Rossin
   </TD>
   <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
     FACE="'Times New Roman', Times">Ÿ
   </TD>
   <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Evaluates Carpenter
     ’s internal and external auditing
   <BR>
   procedures and security of data processing systems
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="10%"></TD>
  </TR>
  <TR>
   <TD WIDTH="28%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
     FACE="'Times New Roman', Times">Ÿ
   </TD>
   <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Evaluates environmental compliance program
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="10%"></TD>
  </TR>
  <TR>
   <TD WIDTH="28%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
     Roman', Times"> 
   </TD>
   <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
     FACE="'Times New Roman', Times">Ÿ
   </TD>
   <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
     COLOR="#000000" FACE="'Times New Roman', Times">Maintains direct line of communication with independent
   <BR>
   accountants and Manager-Internal Audit
   </TD>
   <TD WIDTH="1%"></TD>
   <TD WIDTH="10%"></TD>
  </TR>
  <TR>
   <TD COLSPAN=5> </TD>
   <TR>
    <TD COLSPAN=5> <HR SIZE=1 NOSHADE> </TD>
    <TR>
     <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="28%"><FONT SIZE="2"
       COLOR="#000000" FACE="'Times New Roman', Times">Corporate
       Governance
     <BR>
     Committee
     </TD>
     <TD WIDTH="1%" VALIGN="top"></TD>
     <TD WIDTH="57%" VALIGN="top"></TD>
     <TD WIDTH="1%"></TD>
     <TD WIDTH="10%"></TD>
    </TR>
    <TR>
     <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="28%"><FONT SIZE="2"
       COLOR="#000000" FACE="'Times New Roman', Times">William S.
       Dietrich II,
     <BR>
     Chairman
     </TD>
     <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
       FACE="'Times New Roman', Times">Ÿ
     </TD>
     <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
       COLOR="#000000" FACE="'Times New Roman', Times">Reviews and recommends proposed changes to the
     <BR>
     Restated Certificate of Incorporation and By-Laws
     <BR>
         
     </TD>
     <TD WIDTH="1%"></TD>
     <TD VALIGN="top" NOWRAP ALIGN="right" WIDTH="10%"><FONT SIZE="2"
       COLOR="#000000" FACE="'Times New Roman', Times">4
     </TD>
    </TR>
    <TR>
     <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="28%"><FONT SIZE="2"
       COLOR="#000000" FACE="'Times New Roman', Times">  
         
     <BR>
     Marcus C. Bennett
     <BR>
     J. Michael Fitzpatrick
     <BR>
     Robert J. Lawless
     <BR>
     Kathryn C. Turner
     </TD>
     <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
       FACE="'Times New Roman', Times">Ÿ
     </TD>
     <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
       COLOR="#000000" FACE="'Times New Roman', Times">Reviews stockholder proposals
     <BR>
         
     </TD>
     <TD WIDTH="1%"></TD>
     <TD WIDTH="10%"></TD>
    </TR>
    <TR>
     <TD WIDTH="28%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
       Roman', Times"> 
     </TD>
     <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
       FACE="'Times New Roman', Times">Ÿ
     </TD>
     <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
       COLOR="#000000" FACE="'Times New Roman', Times">Recommends Board size, composition and committee
     <BR>
     structure
     </TD>
     <TD WIDTH="1%"></TD>
     <TD WIDTH="10%"></TD>
    </TR>
    <TR>
     <TD WIDTH="28%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
       Roman', Times"> 
     </TD>
     <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
       FACE="'Times New Roman', Times">Ÿ
     </TD>
     <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
       COLOR="#000000" FACE="'Times New Roman', Times">Reviews and evaluates nominees for election or re-
     <BR>
     election to the Board and to the Committees
     <BR>
         
     </TD>
     <TD WIDTH="1%"></TD>
     <TD WIDTH="10%"></TD>
    </TR>
    <TR>
     <TD WIDTH="28%"><FONT COLOR="#000000" FACE="'Times New Roman',
       Times"> 
     </TD>
     <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
       FACE="'Times New Roman', Times">Ÿ
     </TD>
     <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
       COLOR="#000000" FACE="'Times New Roman', Times">Maintains guidelines for directors’ duties and obligations
     </TD>
     <TD WIDTH="1%"></TD>
     <TD WIDTH="10%"></TD>
    </TR>
    <TR>
     <TD COLSPAN=5> </TD>
     <TR>
      <TD COLSPAN=5> <HR SIZE=1 NOSHADE> </TD>
      <TR>
       <TD VALIGN="bottom" NOWRAP ALIGN="left" WIDTH="28%"><FONT
         SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
         Human Resources
       <BR>
       Committee
       </TD>
       <TD WIDTH="1%" VALIGN="top"></TD>
       <TD WIDTH="57%" VALIGN="top"></TD>
       <TD WIDTH="1%"></TD>
       <TD WIDTH="10%"></TD>
      </TR>
      <TR>
       <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="28%"><FONT SIZE="2"
         COLOR="#000000" FACE="'Times New Roman', Times">C. McCollister
         Evarts,
       <BR>
       Chairman
       </TD>
       <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
         FACE="'Times New Roman', Times">Ÿ
       </TD>
       <TD VALIGN="top" NOWRAP ALIGN="justify" WIDTH="57%"><FONT
         SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
         Reviews and recommends to the Board the salary of CEO
       <BR>
       and other executive officers, approves salary and other
       <BR>
       compensation of other officers
       </TD>
       <TD WIDTH="1%"></TD>
       <TD VALIGN="top" NOWRAP ALIGN="right" WIDTH="10%"><FONT SIZE="2"
         COLOR="#000000" FACE="'Times New Roman', Times">5
       </TD>
      </TR>
      <TD COLSPAN=5>
      </TD>
      <TR>
       <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="28%"><FONT SIZE="2"
         COLOR="#000000" FACE="'Times New Roman', Times">William S.
         Dietrich II
       <BR>
       Marlin Miller, Jr.
       <BR>
       Robert N. Pokelwaldt
       <BR>
       Peter C. Rossin
       <BR>
       Kenneth L. Wolfe
       </TD>
       <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
         FACE="'Times New Roman', Times">Ÿ
       </TD>
       <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
         COLOR="#000000" FACE="'Times New Roman', Times">Oversees
         Carpenter’s various benefit plans
       </TD>
       <TD WIDTH="1%"></TD>
       <TD WIDTH="10%"></TD>
      </TR>
      <TR>
       <TD WIDTH="28%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
         Roman', Times"> 
       </TD>
       <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
         FACE="'Times New Roman', Times">Ÿ
       </TD>
       <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
         COLOR="#000000" FACE="'Times New Roman', Times">Reviews officers’ succession plans
       </TD>
       <TD WIDTH="1%"></TD>
       <TD WIDTH="10%"></TD>
      </TR>
      <TR>
       <TD WIDTH="28%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
         Roman', Times"> 
       </TD>
       <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
         FACE="'Times New Roman', Times">Ÿ
       </TD>
       <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
         COLOR="#000000" FACE="'Times New Roman', Times">Administers stock and stock option plans
       </TD>
       <TD WIDTH="1%"></TD>
       <TD WIDTH="10%"></TD>
      </TR>
      <TR>
       <TD WIDTH="28%"><FONT SIZE="2" COLOR="#000000" FACE="'Times New
         Roman', Times"> 
       </TD>
       <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
         FACE="'Times New Roman', Times">Ÿ
       </TD>
       <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT SIZE="2"
         COLOR="#000000" FACE="'Times New Roman', Times">Reviews
         Carpenter’s progress on: equal opportunity
       <BR>
       matters, employee health and safety, and worker’s
       <BR>
       compensation costs
       </TD>
       <TD WIDTH="1%"></TD>
       <TD WIDTH="10%"></TD>
      </TR>
      <TR>
       <TD COLSPAN=5> </TD>
       <TR>
        <TD COLSPAN=5> <HR SIZE=1 NOSHADE> </TD>
        <TR>
         <TD VALIGN="bottom" NOWRAP ALIGN="justify" WIDTH="28%"><FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           Finance Committee
         </TD>
         <TD WIDTH="1%" VALIGN="top"></TD>
         <TD WIDTH="57%" VALIGN="top"></TD>
         <TD WIDTH="1%"></TD>
         <TD WIDTH="10%"></TD>
        </TR>
        <TR>
         <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="28%"><FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           Kenneth L. Wolfe, Chairman
         </TD>
         <TD WIDTH="1%" VALIGN="top"><FONT SIZE="2" COLOR="#000000"
           FACE="'Times New Roman', Times">Ÿ
         </TD>
         <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="57%"><FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           Reviews and recommends actions to the Board relating to
         <BR>
         Carpenter’s capital structure, pension fund asset
         <BR>
         management and dividend policy
         </TD>
         <TD WIDTH="1%"></TD>
         <TD VALIGN="top" NOWRAP ALIGN="right" WIDTH="10%"><FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">2
         </TD>
        </TR>
        <TR>
         <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="28%"><FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           Robert W. Cardy
         <BR>
         Dennis M. Draeger
         <BR>
         C. McCollister Evarts
         <BR>
         William J. Hudson, Jr.
         <BR>
         Robert J. Lawless
         <BR>
         Kathryn C. Turner
         </TD>
         <TD WIDTH="1%"></TD>
         <TD WIDTH="57%"></TD>
         <TD WIDTH="1%"></TD>
         <TD WIDTH="10%"></TD>
        </TR>
        <TR>
         <TD VALIGN="top" NOWRAP ALIGN="left" WIDTH="97%" COLSPAN="5">
           <HR SIZE=1 NOSHADE> </TD>
        </TR>

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">
       <A NAME="phl19"></A>
       Director Compensation Program

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          No director who is an employee of Carpenter is compensated as a member of the Board or as a member of any Committee of the Board. Compensation for non-employee directors consists of an annual retainer of $20,000 and a $1,000 fee, plus travel expenses, where appropriate, for each Board meeting attended and a fee of $800 for each Committee meeting attended. Each Committee Chairperson receives an additional annual retainer of $3,000. Non-employee directors are also provided stock based compensation opportunities as described below.

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          The director compensation program was revised in 1997 to ensure that the program is fully competitive, highly performance oriented, and linked more closely to Carpenter
         ’s performance and stockholder returns. Directors, along with officers of Carpenter, are subject to share ownership guidelines that encourage the accumulation of a specified number of shares over a period of three years.

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          Each non-employee who joins the Board is granted an option to purchase 2,000 shares of common stock. In addition, following each annual meeting, each non-employee director is granted an option to purchase 2,000 shares. These options permit the director, after one year of service following the grant, to purchase shares of common stock at the stock’s fair market value on the date of grant. The options expire ten years from the date of grant.

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          At least 50% of the $20,000 annual retainer for Board service is paid in stock units that convert to an equivalent number of shares of common stock following retirement or termination of service due to disability. The value of these stock units will vary depending on the fair market value of the shares. At the director’s election, the remaining 50% of the retainer is paid in cash or deferred and paid in either cash or shares of stock at the time of distribution.

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          Non-employee directors have an opportunity to earn a target performance share award. The target share award is reviewed annually and is currently set at 200 shares. The actual number of performance shares awarded to each director is tied to Carpenter’s fiscal year return on equity (
         “ROE”) relative to the S&P 500’s average
         ROE for the preceding calendar year. If Carpenter’s actual ROE is less than 85% of the average S&P 500’s
         ROE, no performance shares will be awarded. The number of performance shares awarded will be greater or lesser than the target share award, based upon actual ROE measurements and, assuming the 85% threshold is achieved. Performance shares are awarded after completion of the fiscal year. Due to his standstill agreement with Carpenter, Mr. Peter C. Rossin does not participate in any stock or option program; instead, he receives a comparable amount in cash. There were no performance shares awarded for fiscal 1999.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">
       <A NAME="phl20"></A>
       Human Resources Committee Report

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          The Human Resources Committee of the Board of Directors is composed entirely of nonmanagement directors. The Committee is responsible for the establishment and oversight of Carpenter
         ’s executive compensation programs.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Compensation Philosophy

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          Carpenter’s executive compensation programs are designed to fulfill the following objectives:

        

       <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
         WIDTH="100%">
        <TR>
         <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
         <TD ALIGN="left" VALIGN="top"> <FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           —Attract, retain, and motivate highly effective executives.

         </TD>
        </TR>

        

       <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
         WIDTH="100%">
        <TR>
         <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
         <TD ALIGN="left" VALIGN="top"> <FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           —Link executive reward with enhanced stockholder value and profitability.

         </TD>
        </TR>

        

       <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
         WIDTH="100%">
        <TR>
         <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
         <TD ALIGN="left" VALIGN="top"> <FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           —Reward sustained corporate, functional, and/or individual performance with an appropriate base salary and incentive opportunity.

         </TD>
        </TR>

        

       <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
         WIDTH="100%">
        <TR>
         <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
         <TD ALIGN="left" VALIGN="top"> <FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           —Link pay to Carpenter’s financial performance and the achievement of Carpenter’s strategic business objectives.

         </TD>
        </TR>

        

       <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0"
         WIDTH="100%">
        <TR>
         <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
         <TD ALIGN="left" VALIGN="top"> <FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           —Stimulate and sustain significant management ownership in Carpenter.

         </TD>
        </TR>

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          This philosophy remains unchanged in 1999 and continues to serve as the foundation for executive compensation policy and program application.

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          Carpenter targets pay at market competitive (median) levels for achievement of expected levels of performance.
         During fiscal 1999, the Committee worked with an outside consulting firm to conduct an extensive review of the competitiveness of the executive compensation program. The analysis compared Carpenter’s pay levels to the pay levels of a comparator group made up of general industrial and capital goods manufacturers of similar size. These comparators were selected to reflect the Corporation’s labor pool for executive talent rather than Carpenter’s competitors.

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          On an overall basis, Carpenter’s pay opportunities approximate market median levels. Actual compensation is positioned within the range of market norms. The nature and magnitude of pay varies for each Named Executive Officer.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Base Salary

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          In general, base salaries are targeted at market 50th percentile levels and are adjusted by the Committee to recognize each individual’s responsibility, experience and value to the organization. In fiscal year 1999, base salary ranges were adjusted by 2% to reflect competitive market movement. Base salary ranges were not adjusted for fiscal year 2000. As a result of difficult business conditions, no merit increases or salary adjustments are planned for fiscal year 2000 for executive, corporate and divisional officers of the Company. As a group, the Named
         Executive Officers’ base salaries rest slightly below the market 50th percentile (when adjusted for company size differences).

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Annual Incentives

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          The Executive Annual Compensation Plan (“EACP”
         ) provides short-term variable compensation for the Named
         Executive Officers and other eligible executives with payments based on combinations of corporate and business unit financial performance and, to a lesser extent, based on individual contributions. For fiscal year 1999, the Committee established return on equity (“ROE”), return on assets (“ROA
         ”) and earnings before interest and income taxes (“
         EBIT”) targets and a threshold performance level before any payment would be made. Given the Corporation’s actual performance in relation to target, no EACP awards were earned in 1999. At targeted levels of performance, 80% of each award would be tied to financial results and 20% would be tied to individual performance. For purposes of EACP administration, corporate financial performance is defined by ROE, whereas, unit financial performance is characterized by return on assets or controllable EBIT. Threshold levels of financial results must be attained to earn awards under the Plan. The
         EACP provides the Committee with the flexibility to adjust awards for other material factors influencing performance.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Long-Term Incentives

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          Carpenter continues to deliver a significant portion of an executive’s total pay opportunity in the form of long-term incentive compensation. Long-term incentives are viewed to be a key program element given the Committee’s desire to reinforce connections between sustainable financial performance, shareholder value creation and executive pay.
         Long-term incentive awards include grants of nonqualified stock options and performance shares. The 1999 stock option awards were issued with exercise prices equal to the fair market value of the underlying shares. The basic provisions of the Stock-Based Incentive Compensation Plan for Officers and
         Key Employees (the “Plan”) also provide participants with the opportunity to earn shares of common stock at the conclusion of a three-year performance period. All performance share awards are contingent on the Corporation’s ROE achievement measured relative to the performance of the Standard & Poors (“S&P”) 500 Index.

       Performance equal to that of the S&P 500 yields a target grant of shares; performance greater than the S&P 500 generates a larger grant; and performance lower than the S&
         P 500 generates a smaller grant with the potential for no grant if performance fails to reach a threshold level.

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          Participants were issued common stock under the performance share provisions of the Plan for the 1999 transaction period. The 1999 transaction period is the three-year performance cycle beginning July 1, 1996 and ending
         June 30, 1999. Carpenter’s three-year average ROE was
         13.7% compared to the ROE performance of the S&P 500 Index of 16.2%. Although Carpenter’s performance was slightly below the threshold level, the Board, in light of Management
         ’s cost containment efforts, awarded the participants 80% of their target awards.

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          Because the performance share provisions of the Plan are being reviewed, as of the date of this report, there were no awards of performance share opportunities for the three-year period beginning July 1, 1999 and ending June 30, 2002.

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          The magnitude of stock option grants and performance share opportunities is reviewed annually. Based on a review conducted by an outside consulting firm, long-term incentive grant guidelines remained largely unchanged in 1999. The award guidelines were made effective June 25, 1998 for stock options and performance share opportunities granted on or after this date. Although competitive practices influence long-term incentive grant guidelines, actual grants can be increased or decreased based on the Committee’s assessment of Carpenter
         ’s performance, individual contribution, and other relevant factors, such as marketplace trends.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Stock Ownership Guidelines

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          Carpenter introduced stock ownership guidelines in 1997 to further its objective of increasing management’s ownership stake. Over time, executives are expected to achieve and maintain ownership of certain amounts of common stock. The
         Chief Executive Officer and Chief Operating Officer are expected to own 3 times their base salary in Carpenter stock.
         Senior Vice Presidents and Vice Presidents are expected to own
         1.5 times their base salary in Carpenter stock and other covered executives are expected to own Carpenter stock in the amount of their base salary. The primary intent of these guidelines is to significantly increase the extent to which each executive’s personal wealth is directly linked to the performance of Carpenter’s common stock. During 1999, beneficial share ownership of this group of executives increased 42% over 1998 ownership levels. Furthermore, ownership levels have increased 120% since ownership guidelines were first introduced in 1997.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Policy with Respect to the $1 Million Deduction
         Limit

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          Section 162(m) of the Internal Revenue Code generally limits the corporate tax deduction for compensation paid to certain individuals, including the Named Executive Officers to $1 million, unless certain requirements are met. Carpenter
         ’s long-term incentive arrangements have been structured to conform with Internal Revenue Code guidelines for performance-based compensation and, as such, should generally preserve the deductibility of these amounts. The Committee will continue to monitor the potential deductibility of other components of the Corporation’s pay package.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">CEO Compensation

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          The Committee recommends and the full Board of Directors sets the salary of the CEO, as well as the other Executive
         Officers. The Board accepted the Committee’s recommendation relating to Mr. Cardy’s salary.

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          In 1999, Mr. Cardy guided Carpenter through a challenging year. Net sales were $1.0 billion, down 12% from the prior year. Management responded with a number of cost containment measures,

       including a salaried workforce reduction which resulted in a special charge of $14.2 million. Net income before the special charge was $45.6 million compared to $84 million in 1998.
         Diluted earnings per share before the special charge decreased to $1.95, a decrease of 49% compared with $3.84 for 1998.

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          In 1999, an outside consulting firm completed a detailed competitive analysis of compensation for the Chief Executive
         Officer. Results indicated that the CEO’s total compensation was slightly below the 50th percentile level.
         Shortfalls were attributed primarily to base salary and target bonus amounts. After reviewing Carpenter’s business results, the Board decided, upon recommendation of the Committee, that there would be no adjustment to the CEO’s base salary for fiscal 2000.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Base Salary

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          Based on findings from the external review of executive compensation and the recommendation of the Committee, the Board decided that Mr. Cardy would not receive a merit increase and his base salary will remain at $540,000 for fiscal year 2000.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Annual Incentives

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          Although significant actions were taken in 1999 to reposition the business for the future, Mr. Cardy did not earn an award under the terms of the annual incentive plan.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Long-Term Incentives

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          During fiscal 1999, the Committee approved a grant to Mr. Cardy of 77,900 nonqualified stock options. These options will vest fully one year after the date of grant. Mr. Cardy also received an award of 1,146 shares under the performance share provisions of the stock-based incentive plan. This award of shares reflects Carpenter’s ROE performance relative to the S&P 500 over a three-year period ending June 30, 1999. The size of these awards was based upon predetermined
         Carpenter award guidelines and upon assessments of Mr. Cardy
         ’s individual performance. Overall, the expected economic value of the CEO’s long-term incentive opportunities, as calculated by application of the Black-Scholes option pricing model, exceeds the 50th percentile of the comparator group.
         This comparator group is made up of general industrial and capital goods manufacturers of similar size.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">SUBMITTED BY THE HUMAN RESOURCES COMMITTEE OF
         THE BOARD OF DIRECTORS

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">Dr. C. McCollister Evarts, Chairman

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">William S. Dietrich II

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">Marlin Miller, Jr.

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">Robert N. Pokelwaldt

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">Peter C. Rossin

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">Kenneth L. Wolfe

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">
       <A NAME="phl21"></A>
       Executive Compensation

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          The following table contains information concerning the compensation paid by Carpenter for services rendered during the fiscal years ended June 30, 1999, 1998 and 1997 to Carpenter’s Chief Executive Officer and each of the other
         Named Executive Officers.

        

        

        <FONT SIZE="2" COLOR="#000000"
         FACE="Arial, Helvetica">Summary Compensation Table

       <TABLE WIDTH="610">
        <TR>
         <TD COLSPAN="2" ROWSPAN="4"> </TD>
         <TD COLSPAN="2"> <FONT SIZE="1"
           COLOR="#000000" FACE="'Times New Roman', Times">Annual
         <BR>
         Compensation(1)

         </TD>
         <TD COLSPAN="8" VALIGN="bottom"> <FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Long Term Compensation

         </TD>
        </TR>
        <TR>
         <TD COLSPAN="10"> <HR NOSHADE SIZE="1"> </TD>
        </TR>
        <TR>
         <TD WIDTH="61"> </TD>
         <TD WIDTH="61"> </TD>
         <TD COLSPAN="3"> <FONT SIZE="1"
           COLOR="#000000" FACE="'Times New Roman', Times">Awards

         </TD>
         <TD WIDTH="52"> <FONT SIZE="1"
           COLOR="#000000" FACE="'Times New Roman', Times">Payouts

         </TD>
         <TD ROWSPAN="3" COLSPAN="4" VALIGN="bottom" WIDTH="98"> <DIV
           ALIGN="center"><FONT SIZE="1" COLOR="#000000" FACE="'Times
           New Roman', Times">All Other
         <BR>
         Compensation(5)
         <BR>
         $

         </TD>
        </TR>
        <TR>
         <TD WIDTH="61"> </TD>
         <TD WIDTH="61"> </TD>
         <TD COLSPAN="4"> <HR NOSHADE SIZE="1"> </TD>
        </TR>
        <TR>
         <TD VALIGN="bottom" WIDTH="125"> <FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Name and
         <BR>
         Principal
         <BR>
         Position

         </TD>
         <TD VALIGN="bottom" WIDTH="65"> <FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Fiscal
         <BR>
         Year

         </TD>
         <TD VALIGN="bottom" WIDTH="61"> <FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Base
         <BR>
         Salary
         <BR>
         $

         </TD>
         <TD VALIGN="bottom" WIDTH="61"> <FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Bonus
         <BR>
         $

         </TD>
         <TD VALIGN="bottom" COLSPAN="2"> <FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Restricted
         <BR>
         Stock(2),(3)
         <BR>
         $

         </TD>
         <TD VALIGN="bottom" WIDTH="67"> <FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Securities
         <BR>
         Underlying
         <BR>
         Options
         <BR>
         #

         </TD>
         <TD VALIGN="bottom" WIDTH="52"> <FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           LTIP(4)
         <BR>
         $

         </TD>
        </TR>
        <TR>
         <TD COLSPAN="12"> <HR NOSHADE SIZE="1"> </TD>
        </TR>
        <TR>
         <TD WIDTH="125"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">Robert W. Cardy
         </TD>
         <TD WIDTH="65"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">1999

         </TD>
         <TD WIDTH="61"> 536,926

         </TD>
         <TD WIDTH="61"> 0

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 77,900

         </TD>
         <TD WIDTH="52"> 32,762

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           16,480

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">Chairman and Chief
         </TD>
         <TD WIDTH="65"> 1998

         </TD>
         <TD WIDTH="61"> 510,154

         </TD>
         <TD WIDTH="61"> 500,000

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 41,700

         </TD>
         <TD WIDTH="52"> 72,008

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           15,252

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">Executive Officer
         </TD>
         <TD WIDTH="65"> 1997

         </TD>
         <TD WIDTH="61"> 451,585

         </TD>
         <TD WIDTH="61"> 165,732

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 30,000

         </TD>
         <TD WIDTH="52"> 65,560

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           4,500

         </TD>
        </TR>
        <TR>
         <TD COLSPAN="12"> <HR NOSHADE SIZE="1"> </TD>
        </TR>
        <TR>
         <TD WIDTH="125"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">Dennis M. Draeger
         </TD>
         <TD WIDTH="65"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">1999

         </TD>
         <TD WIDTH="61"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">356,923

         </TD>
         <TD WIDTH="61"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">0

         </TD>
         <TD COLSPAN="2"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">484,695

         </TD>
         <TD WIDTH="67"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">36,600

         </TD>
         <TD WIDTH="52"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">16,766

         </TD>
         <TD COLSPAN="4" WIDTH="98"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">11,076

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">President and Chief
         </TD>
         <TD WIDTH="65"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">1998

         </TD>
         <TD WIDTH="61"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">318,462

         </TD>
         <TD WIDTH="61"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">186,937

         </TD>
         <TD COLSPAN="2"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">0

         </TD>
         <TD WIDTH="67"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">18,000

         </TD>
         <TD WIDTH="52"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">36,833

         </TD>
         <TD COLSPAN="4" WIDTH="98"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">9,554

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">Operating Officer
         </TD>
         <TD WIDTH="65"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">1997

         </TD>
         <TD WIDTH="61"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">294,231

         </TD>
         <TD WIDTH="61"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">104,452

         </TD>
         <TD COLSPAN="2"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">0

         </TD>
         <TD WIDTH="67"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">15,000

         </TD>
         <TD WIDTH="52"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">33,535

         </TD>
         <TD COLSPAN="4" WIDTH="98"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">8,827

         </TD>
        </TR>
        <TR>
         <TD COLSPAN="12"> <HR NOSHADE SIZE="1"> </TD>
        </TR>
        <TR>
         <TD WIDTH="125"> G. Walton
           Cottrell

         </TD>
         <TD WIDTH="65"> 1999

         </TD>
         <TD WIDTH="61"> 228,216

         </TD>
         <TD WIDTH="61"> 0

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 21,600

         </TD>
         <TD WIDTH="52"> 11,425

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           7,217

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125"> Senior Vice
           President

         </TD>
         <TD WIDTH="65"> 1998

         </TD>
         <TD WIDTH="61"> 217,296

         </TD>
         <TD WIDTH="61"> 122,120

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 10,600

         </TD>
         <TD WIDTH="52"> 25,125

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           6,273

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125"> Finance &
           CFO

         </TD>
         <TD WIDTH="65"> 1997

         </TD>
         <TD WIDTH="61"> 212,679

         </TD>
         <TD WIDTH="61"> 54,658

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 18,000

         </TD>
         <TD WIDTH="52"> 22,875

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           4,703

         </TD>
        </TR>
        <TR>
         <TD COLSPAN="12"> <HR NOSHADE SIZE="1"> </TD>
        </TR>
        <TR>
         <TD WIDTH="125">Nicolas F. Fiore
         </TD>
         <TD WIDTH="65"> 1999

         </TD>
         <TD WIDTH="61"> 218,882

         </TD>
         <TD WIDTH="61"> 0

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 15,300

         </TD>
         <TD WIDTH="52"> 11,425

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           6,938

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125">Senior Vice President
         </TD>
         <TD WIDTH="65"> 1998

         </TD>
         <TD WIDTH="61"> 209,827

         </TD>
         <TD WIDTH="61"> 114,985

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 8,200

         </TD>
         <TD WIDTH="52"> 25,125

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           6,055

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125">Engineered
         </TD>
         <TD WIDTH="65"> 1997

         </TD>
         <TD WIDTH="61"> 200,014

         </TD>
         <TD WIDTH="61"> 116,608

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 6,900

         </TD>
         <TD WIDTH="52"> 22,875

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           4,633

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125">Products Group
         </TD>
         <TD WIDTH="65">
         </TD>
         <TD WIDTH="61">
         </TD>
         <TD WIDTH="61">
         </TD>
         <TD COLSPAN="2">
         </TD>
         <TD WIDTH="67">
         </TD>
         <TD WIDTH="52">
         </TD>
         <TD COLSPAN="4" WIDTH="98">
         </TD>
        </TR>
        <TR>
         <TD COLSPAN="12"> <HR NOSHADE SIZE="1"> </TD>
        </TR>
        <TR>
         <TD WIDTH="125">John R. Welty
         </TD>
         <TD WIDTH="65"> 1999

         </TD>
         <TD WIDTH="61"> 185,576

         </TD>
         <TD WIDTH="61"> 0

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 13,000

         </TD>
         <TD WIDTH="52"> 5,341

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           5,912

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125">Vice President,
         </TD>
         <TD WIDTH="65"> 1998

         </TD>
         <TD WIDTH="61"> 172,708

         </TD>
         <TD WIDTH="61"> 86,181

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 6,100

         </TD>
         <TD WIDTH="52"> 11,708

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           6,213

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125">General Counsel
         </TD>
         <TD WIDTH="65"> 1997

         </TD>
         <TD WIDTH="61"> 163,524

         </TD>
         <TD WIDTH="61"> 35,922

         </TD>
         <TD COLSPAN="2"> 0

         </TD>
         <TD WIDTH="67"> 5,000

         </TD>
         <TD WIDTH="52"> 10,660

         </TD>
         <TD COLSPAN="4" WIDTH="98">
           4,649

         </TD>
        </TR>
        <TR>
         <TD WIDTH="125">and Secretary
         </TD>
         <TD WIDTH="65">
         </TD>
         <TD WIDTH="61">
         </TD>
         <TD WIDTH="61">
         </TD>
         <TD COLSPAN="2">
         </TD>
         <TD WIDTH="67">
         </TD>
         <TD WIDTH="52">
         </TD>
         <TD COLSPAN="4" WIDTH="98">
         </TD>
        </TR>
        <TR>
         <TD COLSPAN="12"> <HR NOSHADE SIZE="1"> </TD>
        </TR>


        <HR WIDTH="15%" SIZE="1" NOSHADE
         ALIGN="left">
       <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
        <TR>
         <TD WIDTH="1%" ALIGN="left" VALIGN="top">
           <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
           Times">(1)

         </TD>
         <TD WIDTH="2%" ALIGN="left" VALIGN="top"> </TD>
         <TD WIDTH="97%" ALIGN="left" VALIGN="top"> <DIV
           ALIGN="justify"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">There is no “Other Annual
           Compensation” to report and this column has been omitted pursuant to SEC rules.

         </TD>
        </TR>

        

       <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
        <TR>
         <TD WIDTH="1%" ALIGN="left" VALIGN="top">
           <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
           Times">(2)

         </TD>
         <TD WIDTH="2%" ALIGN="left" VALIGN="top"> </TD>
         <TD WIDTH="97%" ALIGN="left" VALIGN="top"> <DIV
           ALIGN="justify"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">Only Mr. Draeger was awarded restricted stock in fiscal 1999. The value reported in the table is based on the closing price on the date the stock was granted. At the end of the fiscal year, Mr. Draeger’s restricted stock was valued at $428,400, based on the June
           30, 1999 closing price of $28.56. This stock will vest in 2004. Mr. Draeger does not receive dividends on this restricted stock. No awards of restricted stock were made during fiscal 1997 and 1998.

         </TD>
        </TR>

        

       <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
        <TR>
         <TD WIDTH="1%" ALIGN="left" VALIGN="top">
           <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
           Times">(3)

         </TD>
         <TD WIDTH="2%" ALIGN="left" VALIGN="top"> </TD>
         <TD WIDTH="97%" ALIGN="left" VALIGN="top"> <DIV
           ALIGN="justify"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">In 1995, 6,350 shares of restricted stock were awarded in the aggregate to the Named Executive
           Officers at $32.56 per share. These shares were to vest over a period of five years. At the end of fiscal year 1999, Messrs. Cardy, Cottrell, Fiore, and Welty held 800; 184; 180;
           and 106 shares, respectively of restricted stock valued at $22,848; $5,255; $5,141; and $3,027 based on the June
           30, 1999 closing price. The remainder of the 1995 awards will vest in 2000. Dividends are paid on these awards of restricted stock at the same rate as paid to all stockholders.

         </TD>
        </TR>

        

       <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
        <TR>
         <TD WIDTH="1%" ALIGN="left" VALIGN="top">
           <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
           Times">(4)

         </TD>
         <TD WIDTH="2%" ALIGN="left" VALIGN="top"> </TD>
         <TD WIDTH="97%" ALIGN="left" VALIGN="top"> <DIV
           ALIGN="justify"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">This column reports the cash value earned in performance shares following each fiscal year. The number of shares awarded depends on the average ROE over a three-year period relative to the performance of the S&P
           500. Although Carpenter’s ROE was slightly below the threshold level for the 1999 payout, in light of Management
           ’s cost containment efforts, the Board awarded 80% of the target awards.

         </TD>
        </TR>

        

       <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
        <TR>
         <TD WIDTH="2%" ALIGN="left" VALIGN="top">
           <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
           Times"> (5)

         </TD>
         <TD WIDTH="98%" ALIGN="left" VALIGN="top"> <DIV
           ALIGN="justify"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">These are amounts contributed by Carpenter for fiscal 1999, 1998, and 1997 for the Named
           Executive Officers under the Savings Plan, the Deferred
           Compensation Plan for Officers and Key Employees and the
           ESOP. Due to the timing of contributions on a fiscal year basis, some of the amounts contributed under the Savings
           Plan exceed the IRS calendar year limit. For fiscal 1999, these contributions were as follows:

         </TD>
        </TR>

        

       <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
        <TR>
         <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
         <TD ALIGN="left" WIDTH="96%" VALIGN="top"> <DIV
           ALIGN="justify"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">Savings Plan:

         </TD>
        </TR>

        

       <TABLE WIDTH="88%" ALIGN="center">
        <TR>
         <TD WIDTH="23%"> <FONT SIZE="2"
           COLOR="#000000" FACE="Times New Roman, Times, serif">Cardy
           — $4,800

         </TD>
         <TD WIDTH="20%"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">Draeger
           — $5,169

         </TD>
         <TD WIDTH="18%"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">Cottrell
           — $4,922

         </TD>
         <TD WIDTH="19%"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">Fiore —
           $4,919

         </TD>
         <TD WIDTH="20%"> <FONT SIZE="2"
           COLOR="#000000" FACE="'Times New Roman', Times">Welty —
           $4,939

         </TD>
        </TR>

        
       <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
        <TR>
         <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
         <TD ALIGN="left" WIDTH="96%" VALIGN="top"> <DIV
           ALIGN="justify"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times"> Deferred Compensation Plan:

         </TD>
        </TR>

        

       <TABLE WIDTH="88%" ALIGN="center">
        <TR>
         <TD WIDTH="23%" HEIGHT="16"> <FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           Cardy — $11,307
         <FONT SIZE="2" COLOR="#000000" FACE="Times New Roman, Times,
           serif">

         </TD>
         <TD WIDTH="20%" HEIGHT="16"> <FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           Draeger — $5,534

         </TD>
         <TD WIDTH="18%" HEIGHT="16"> <FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           Cottrell — $1,922

         </TD>
         <TD WIDTH="19%" HEIGHT="16"> <FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           Fiore — $1,646

         </TD>
         <TD WIDTH="20%" HEIGHT="16"> <FONT
           SIZE="2" COLOR="#000000" FACE="'Times New Roman', Times">
           Welty — $600  

         </TD>
        </TR>

       <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
         Times">

        

       <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0" CELLSPACING="0">
        <TR>
         <TD WIDTH="4%" ALIGN="left" VALIGN="top"></TD>
         <TD ALIGN="left" WIDTH="96%" VALIGN="top"> <DIV
           ALIGN="justify"><FONT SIZE="2" COLOR="#000000" FACE="'Times
           New Roman', Times">ESOP:    11 units of preferred stock were allocated to each of the accounts of Messrs. Cardy, Cottrell, Draeger, Fiore and Welty. As of
           December 31, 1998, each unit was valued at $33.94.

         </TD>
        </TR>

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Stock Options

        

       <FONT SIZE="2" COLOR="#000000" FACE="'Times
         New Roman', Times">       
          The following table shows as to the Named Executive
         Officers, certain information concerning stock options granted as of the end of fiscal year 1999. While Carpenter’s stock-based incentive plan permits the granting of stock appreciation rights (SARs), there were no SARs granted in fiscal year 1999 and there are no SARs outstanding at this time.

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Stock Option Grants In Fiscal Year 1999

        

       <FONT SIZE="2" COLOR="#000000" FACE="Arial,
         Helvetica">Individual Grants<SUP></SUP>
       <SUP>
         (1)</SUP>

        

        

       <TABLE ALIGN="center" WIDTH="76%" CELLSPACING=0 CELLPADDING=0>
        <TR>
         <TH VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="9%"><FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Name
         </TH>
         <TH WIDTH="11%"></TH>
         <TH VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="8%"><FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Number of
         <BR>
         Securities
         <BR>
         Underlying
         <BR>
         Options
         <BR>
         Granted
         </TH>
         <TH WIDTH="4%"></TH>
         <TH VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="17%"><FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           % of
         <BR>
         Total
         <BR>
         Options
         <BR>
         Granted to
         <BR>
         Employees in
         <BR>
         Fiscal Year
         </TH>
         <TH WIDTH="3%"></TH>
         <TH VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="10%"><FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Exercise
         <BR>
         Or Base
         <BR>
         Price
         <BR>
         ($/SH)
         </TH>
         <TH WIDTH="4%"></TH>
         <TH VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="13%"><FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Expiration
         <BR>
         Date
         </TH>
         <TH WIDTH="10%"></TH>
         <TH VALIGN="bottom" NOWRAP ALIGN="center" WIDTH="11%"><FONT
           SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
           Grant Date
         <BR>
         Present
         <BR>
         Value(2)
         </TH>
        </TR>
        <TR>
         <TD COLSPAN=12> <HR SIZE=1 NOSHADE> </TD>

        <TABLE WIDTH="76%" ALIGN="center">
         <TR>
          <TD WIDTH="20%"><FONT SIZE="2" COLOR="#000000" FACE="'Times
            New Roman', Times">Robert W. Cardy
          </TD>
          <TD WIDTH="6%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">77,900

          </TD>
          <TD WIDTH="16%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">13.7
          <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
            Times">%

          </TD>
          <TD WIDTH="17%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$28.44

          </TD>
          <TD WIDTH="17%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">06/24/2009

          </TD>
          <TD WIDTH="24%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$437,019

          </TD>
         </TR>
         <TR>
          <TD COLSPAN="6"> <HR SIZE=1 NOSHADE> </TD>
         </TR>
         <TR>
          <TD WIDTH="20%"><FONT SIZE="2" COLOR="#000000" FACE="'Times
            New Roman', Times">Dennis M. Draeger
          </TD>
          <TD WIDTH="6%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">36,600

          </TD>
          <TD WIDTH="16%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">6.4
          <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
            Times">%

          </TD>
          <TD WIDTH="17%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$28.44

          </TD>
          <TD WIDTH="17%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">06/24/2009

          </TD>
          <TD WIDTH="24%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$205,326

          </TD>
         </TR>
         <TR>
          <TD COLSPAN="6"> <HR SIZE=1 NOSHADE> </TD>
         </TR>
         <TR>
          <TD WIDTH="20%"><FONT SIZE="2" COLOR="#000000" FACE="'Times
            New Roman', Times">G. Walton Cottrell
          </TD>
          <TD WIDTH="6%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">21,600

          </TD>
          <TD WIDTH="16%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">3.8
          <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
            Times">%

          </TD>
          <TD WIDTH="17%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$28.44

          </TD>
          <TD WIDTH="17%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">06/24/2009

          </TD>
          <TD WIDTH="24%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$121,176

          </TD>
         </TR>
         <TR>
          <TD COLSPAN="6"> <HR SIZE=1 NOSHADE> </TD>
         </TR>
         <TR>
          <TD WIDTH="20%"><FONT SIZE="2" COLOR="#000000" FACE="'Times
            New Roman', Times">Nicholas F. Fiore
          </TD>
          <TD WIDTH="6%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">15,300

          </TD>
          <TD WIDTH="16%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">2.7
          <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
            Times">%

          </TD>
          <TD WIDTH="17%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$28.44

          </TD>
          <TD WIDTH="17%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">06/24/2009

          </TD>
          <TD WIDTH="24%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$85,833

          </TD>
         </TR>
         <TR>
          <TD COLSPAN="6"> <HR SIZE=1 NOSHADE> </TD>
         </TR>
         <TR>
          <TD WIDTH="20%"><FONT SIZE="2" COLOR="#000000" FACE="'Times
            New Roman', Times">John R. Welty
          </TD>
          <TD WIDTH="6%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">13,000

          </TD>
          <TD WIDTH="16%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">2.3
          <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
            Times">%

          </TD>
          <TD WIDTH="17%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$28.44

          </TD>
          <TD WIDTH="17%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">06/24/2009

          </TD>
          <TD WIDTH="24%"> <FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$72,930

          </TD>
         </TR>
         <TR>
          <TD COLSPAN="6"> <HR SIZE=1 NOSHADE> </TD>
         </TR>

         <HR WIDTH="15%" SIZE="1" NOSHADE
          ALIGN="left">
        <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
         <TR>
          <TD WIDTH="2%" ALIGN="left" VALIGN="top">
            <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
            Times">(1)

          </TD>
          <TD WIDTH="98%" ALIGN="left" VALIGN="top"> <DIV
            ALIGN="justify"><FONT SIZE="2" COLOR="#000000" FACE="'Times
            New Roman', Times">Options are granted at the market value on the date of grant, are exercisable after one year of employment following the date of grant, and will expire no more than ten years after the date of grant.

          </TD>
         </TR>

         

        <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0" CELLSPACING="0">
         <TR>
          <TD WIDTH="2%" ALIGN="left" VALIGN="top">
            <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
            Times">(2)

          </TD>
          <TD WIDTH="98%" ALIGN="left" VALIGN="top"> <DIV
            ALIGN="justify"><FONT SIZE="2" COLOR="#000000" FACE="'Times
            New Roman', Times">Based on the Black-Scholes option pricing model adapted for use in valuing officer stock options. The actual value, if any, an executive may realize will depend on the excess of the stock price over the exercise price on the date the option is exercised, so that there is no assurance the value realized by an executive will be at or near the value estimated by the Black-Scholes model. The estimated values under that model are based on certain assumptions for stock price volatility, risk-free interest rates, and future dividend yield. Specifically, the Black-Scholes valuation employed the following factors;
            risk-free rate of return of 5.81% based upon the five year
            Treasury rates as of grant date, dividend yield of 4.64% based upon the annualized value of the quarterly dividend preceding the option grant date, exercise term of five years, stock price volatility of 25.5% based upon the variance in daily stock price changes for the five years preceding the option grant date, and that no adjustments have been made for transferability or risk of option forfeiture.

          </TD>
         </TR>

         

        <FONT SIZE="2" COLOR="#000000" FACE="Arial,
          Helvetica"> Stock Option Exercises and Fiscal Year End
          Holdings

         

         

        <TABLE ALIGN="center" WIDTH="100%" CELLSPACING=0 CELLPADDING=0>
         <TR>
          <TH COLSPAN=13 VALIGN="bottom" NOWRAP ALIGN="center"
            WIDTH="27%"> <HR NOSHADE SIZE="1" WIDTH="100%"> </TH>
         </TR>
         <TR>
          <TH WIDTH="2%"><FONT SIZE="1" COLOR="#000000" FACE="'Times
            New Roman', Times"> 
          </TH>
          <TH WIDTH="9%"></TH>
          <TH WIDTH="9%"><FONT SIZE="1" COLOR="#000000" FACE="'Times
            New Roman', Times"> 
          </TH>
          <TH WIDTH="9%"></TH>
          <TH WIDTH="9%"><FONT SIZE="1" COLOR="#000000" FACE="'Times
            New Roman', Times"> 
          </TH>
          <TH WIDTH="9%"></TH>
          <TH COLSPAN=3 VALIGN="bottom" NOWRAP ALIGN="center"><FONT
            SIZE="1" COLOR="#000000" FACE="'Times New Roman', Times">
            Number of
          <BR>
          Securities
          <BR>
          Underlying Unexercised
          <BR>
          Options at
          <BR>
          Fiscal Year End
          </TH>
          <TH WIDTH="1%"></TH>
          <TH COLSPAN=3 VALIGN="bottom" NOWRAP ALIGN="center"
            WIDTH="27%"><FONT SIZE="1" COLOR="#000000" FACE="'Times New
            Roman', Times">Value of Unexercised
          <BR>
          In-The-Money
          <BR>
          Options at
          <BR>
          Fiscal Year End(1)
          </TH>
         </TR>
         <TR>
          <TD COLSPAN=14> <HR SIZE=1 NOSHADE WIDTH="100%"> </TD>
         </TR>

        <TABLE ALIGN="center" WIDTH="100%" CELLSPACING=0 CELLPADDING=0>
         <TR>
          <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
            COLOR="#000000" FACE="'Times New Roman', Times">Name
          </TH>
          <TH></TH>
          <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
            COLOR="#000000" FACE="'Times New Roman', Times">Shares
          <BR>
          Acquired on
          <BR>
          Exercise (#)
          </TH>
          <TH></TH>
          <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
            COLOR="#000000" FACE="'Times New Roman', Times">Value
          <BR>
          Realized
          </TH>
          <TH></TH>
          <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
            COLOR="#000000" FACE="'Times New Roman', Times">
            Exercisable
          </TH>
          <TH></TH>
          <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
            COLOR="#000000" FACE="'Times New Roman', Times">
            Unexercisable
          </TH>
          <TH></TH>
          <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
            COLOR="#000000" FACE="'Times New Roman', Times">
            Exercisable
          </TH>
          <TH></TH>
          <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
            COLOR="#000000" FACE="'Times New Roman', Times">
            Unexercisable
          </TH>
         </TR>
         <TR>
          <TD COLSPAN=14> <HR SIZE=1 NOSHADE WIDTH="100%"> </TD>
         </TR>
         <TR>
          <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">Robert W.
            Cardy
          </TD>
          <TD></TD>
          <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">0
          </TD>
          <TD></TD>
          <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">0
          </TD>
          <TD></TD>
          <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">71,700
          </TD>
          <TD></TD>
          <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">77,900
          </TD>
          <TD></TD>
          <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$ 
                 0
          </TD>
          <TD></TD>
          <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
            COLOR="#000000" FACE="'Times New Roman', Times">$0
          </TD>
         </TR>
         <TR>
          <TD COLSPAN=14> <HR SIZE=1 NOSHADE WIDTH="100%"> </TD>
          <TR>
           <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
             COLOR="#000000" FACE="'Times New Roman', Times">Dennis M.
             Draeger
           </TD>
           <TD></TD>
           <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
             COLOR="#000000" FACE="'Times New Roman', Times">0
           </TD>
           <TD></TD>
           <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
             COLOR="#000000" FACE="'Times New Roman', Times">0
           </TD>
           <TD></TD>
           <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
             COLOR="#000000" FACE="'Times New Roman', Times">42,100
           </TD>
           <TD></TD>
           <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
             COLOR="#000000" FACE="'Times New Roman', Times">36,600
           </TD>
           <TD></TD>
           <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
             COLOR="#000000" FACE="'Times New Roman', Times">$0
           </TD>
           <TD></TD>
           <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
             COLOR="#000000" FACE="'Times New Roman', Times">$0
           </TD>
          </TR>
          <TR>
           <TD COLSPAN=14> <HR SIZE=1 NOSHADE WIDTH="100%"> </TD>
           <TR>
            <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
              COLOR="#000000" FACE="'Times New Roman', Times">G. Walton
              Cottrell
            </TD>
            <TD></TD>
            <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
              COLOR="#000000" FACE="'Times New Roman', Times">0
            </TD>
            <TD></TD>
            <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
              COLOR="#000000" FACE="'Times New Roman', Times">0
            </TD>
            <TD></TD>
            <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
              COLOR="#000000" FACE="'Times New Roman', Times">55,860
            </TD>
            <TD></TD>
            <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
              COLOR="#000000" FACE="'Times New Roman', Times">21,600
            </TD>
            <TD></TD>
            <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
              COLOR="#000000" FACE="'Times New Roman', Times">$52,000
            </TD>
            <TD></TD>
            <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
              COLOR="#000000" FACE="'Times New Roman', Times">$0
            </TD>
           </TR>
           <TR>
            <TD COLSPAN=14> <HR SIZE=1 NOSHADE WIDTH="100%"> </TD>
            <TR>
             <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
               COLOR="#000000" FACE="'Times New Roman', Times">Nicholas
               F. Fiore
             </TD>
             <TD></TD>
             <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
               COLOR="#000000" FACE="'Times New Roman', Times">0
             </TD>
             <TD></TD>
             <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
               COLOR="#000000" FACE="'Times New Roman', Times">0
             </TD>
             <TD></TD>
             <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
               COLOR="#000000" FACE="'Times New Roman', Times">55,553
             </TD>
             <TD></TD>
             <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
               COLOR="#000000" FACE="'Times New Roman', Times">15,300
             </TD>
             <TD></TD>
             <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
               COLOR="#000000" FACE="'Times New Roman', Times">$63,750
             </TD>
             <TD></TD>
             <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
               COLOR="#000000" FACE="'Times New Roman', Times">$0
             </TD>
            </TR>
            <TR>
             <TD COLSPAN=14> <HR SIZE=1 NOSHADE WIDTH="100%"> </TD>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">John R.
                Welty
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">0
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">0
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">25,380
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">13,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">$3,900
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">$0
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left" COLSPAN="13"> <HR
                SIZE=1 NOSHADE WIDTH="100%"> </TD>
             </TR>

            <HR WIDTH="15%" SIZE="1" NOSHADE>
            <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0"
              CELLSPACING="0">
             <TR>
              <TD WIDTH="2%" ALIGN="left" VALIGN="top"><DIV
                ALIGN="left"><FONT SIZE="2" COLOR="#000000"
                FACE="'Times New Roman', Times">(1)

              </TD>
              <TD WIDTH="98%" ALIGN="left" VALIGN="top"> <DIV
                ALIGN="justify"><FONT SIZE="2" COLOR="#000000"
                FACE="'Times New Roman', Times">Based on the June 30,
                1999 closing price of $28.56 per share of common stock.

              </TD>
             </TR>

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica">Savings Plan of Carpenter
              Technology Corporation

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  The Savings Plan is a profit sharing plan established pursuant to Sections 401(a) and 401(k) of the Internal Revenue Code. Carpenter contributes to the Plan 3% of the base pay of each eligible employee, including officers. Carpenter’s contribution is invested, as the employee selects, into one or more pre-established investment funds. If Carpenter
              ’s contribution for an employee under the Savings
              Plan is limited by the Internal Revenue Code, the employee will receive these lost Savings Plan contributions under the Deferred Compensation Plan for Officers and Key Employees. In addition, an employee may authorize Carpenter to make salary deferral contributions, limited to 17% of total pay. Amounts in the Summary Compensation Table include amounts deferred.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica">Employee Stock Ownership Plan

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  The Carpenter Technology
              Corporation Employee Stock Ownership Plan (ESOP) was established in 1991. The trustee of the ESOP, State
              Street Bank and Trust Company, purchased 461.5384615 shares of series A convertible preferred stock from Carpenter at a price of $65,000 per share, or an aggregate purchase price of approximately $30 million, for a fifteen year note issued by the trustee to Carpenter and a small amount of cash.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  Each share of preferred stock is convertible, at the trustee’s option, into at least
              2,000 shares of common stock at a conversion price of $32.50 per share of common stock. The preferred shares are divided into 2,000 equal units. Each eligible employee was allocated one unit on the effective date of the ESOP, September 6, 1991. Additional units are allocated to employees as the loan is repaid. Generally, only those employees actively employed on the last day of the plan year, December 31, will receive an allocation for that year. The funds used by the ESOP to repay the loan come from contributions by Carpenter and dividends on the ESOP shares.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica">Special Severance Agreements

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  Carpenter entered into Special
              Severance Agreements dated April 3, 1995 with Robert W.
              Cardy, G. Walton Cottrell, Nicholas F. Fiore and John R.
              Welty, and dated August 8, 1996 with Dennis M. Draeger.
              Under these Agreements, if the officer’s employment is terminated following a “change in control”
              of Carpenter, he will receive his full salary and all bonuses, pension and other benefits through the termination date. In addition, if the termination is by Carpenter, other than for cause, or by the officer for good reason, the officer will receive a lump sum payment equal to two years’ salary, bonus and pension benefits and the value of all outstanding options and restricted stock, whether or not then vested. The Special
              Severance Agreements continue until December 31, 1999 and automatically renew for additional one-year periods, subject to termination upon appropriate notice.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica"> Retirement Benefits

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  The General Retirement Plan for
              Employees of Carpenter Technology Corporation provides retirement benefits to employees, including the Named
              Executive Officers, at age 65 (with five years of service), or as early as age 55 (with ten years of service); or at any age with 30 years of service. Such benefits are based on either: (1) a fixed monthly rate for each year of service; or (2) the product of 1.3%
              times each of the first 20 years of service, plus 1.4% times each year of service over 20, multiplied by the individual’s highest average earnings. This average must be from a consecutive five-year period during the last ten years of service that ends on the individual
              ’s retirement anniversary. For pension purposes, earnings include all salaries, bonuses, and extra compensation. As of June 30, 1999, the years of service credited under the Plan for the Named Executive Officers were as follows: Mr. Cardy, 36 years; Mr. Draeger, 3 years; Mr. Cottrell, 10 years; Dr. Fiore, 9 years; and
              Mr. Welty, 23 years.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  Carpenter has two plans, the
              Benefit Equalization Plan and the Earnings Adjustment
              Plan, for those participants in the General Retirement
              Plan whose benefits are reduced by limitations of the Internal Revenue Code. These two plans will restore amounts lost under the General Retirement Plan because of Code limitations. In general, benefits under these plans are subject to the same rules as the General Retirement
              Plan.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  Certain executives, including
              Messrs. Cardy, Draeger, Cottrell, Fiore, and Welty, have been designated by the Board of Directors as participants under the Supplemental Retirement Plan for Executives.
              This supplemental benefit is payable for 15 years, commencing in the month following retirement (unless a disabled participant elects a later date). The total benefits a participant will receive from these retirement plans, plus primary Social Security and pension benefits from any prior employment, will be approximately 60% of the participant’s average earnings (as calculated under the General Retirement Plan) when retirement occurs with 30 years service. However, the benefits for Messrs.
              Cottrell and Fiore are to be calculated without regard to pension benefits from prior employment.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  The Officers’ Supplemental
              Retirement Plan provides supplemental pension benefits to participants in the Deferred Compensation Plan who have benefits reduced under the General Retirement Plan because of amounts deferred under the Deferred
              Compensation Plan. The Officers Supplemental Retirement
              Plan restores reductions that occur under the General
              Retirement Plan as a result of these deferrals without regard to any limitations of the Internal Revenue Code.
              Benefits under this Plan are subject to the same rules as the General Retirement Plan.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  The following table illustrates the total annual retirement benefits payable under the retirement plans described in this Section. All of these retirement plans are payable for the life of the participant and, if applicable, the life of a survivor, with the exception of the Supplemental Retirement Plan for Executives which is payable for 15 years certain.

             

            <TABLE ALIGN="center" WIDTH="100%" CELLSPACING=0
              CELLPADDING=0>
             <TR>
              <TH ROWSPAN=2 VALIGN="bottom" NOWRAP ALIGN="center"><FONT
                SIZE="1" COLOR="#000000" FACE="'Times New Roman',
                Times">Average Annual
              <BR>
              Earnings for the
              <BR>
              Applicable Years
              <BR>
              Of Service Period
              <BR>
              Preceding Retirement
              <HR WIDTH="128" SIZE="1" NOSHADE></TH>
              <TH></TH>
              <TH COLSPAN=9 VALIGN="bottom" NOWRAP ALIGN="center"><FONT
                SIZE="1" COLOR="#000000" FACE="'Times New Roman',
                Times">Annual Gross Pension Benefits for Years of
                Service Shown(1)
              <HR SIZE="1" NOSHADE></TH>
             </TR>
             <TR>
              <TH></TH>
              <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">15
              <BR>
              Years
              <HR WIDTH="32" SIZE="1" NOSHADE></TH>
              <TH></TH>
              <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">20
              <BR>
              Years
              <HR WIDTH="32" SIZE="1" NOSHADE></TH>
              <TH></TH>
              <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">25
              <BR>
              Years
              <HR WIDTH="32" SIZE="1" NOSHADE></TH>
              <TH></TH>
              <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">30
              <BR>
              Years
              <HR WIDTH="32" SIZE="1" NOSHADE></TH>
              <TH></TH>
              <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">35
              <BR>
              Years
              <HR WIDTH="32" SIZE="1" NOSHADE></TH>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">
                $150,000...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">$84,750
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">$90,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">$90,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">$90,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">$91,875
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                175,000...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">98,875
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">105,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">105,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">105,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">107,188
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                200,000...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">113,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">120,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">120,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">120,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">122,500
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                250,000...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">141,250
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">150,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">150,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">150,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">153,125
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                300,000...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">169,500
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">180,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">180,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">180,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">183,750
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                400,000...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                226,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                240,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                240,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                240,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                245,000
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                500,000...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">282,500
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">300,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">300,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">300,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">306,250
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                600,000...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">339,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">360,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">360,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">360,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">367,500
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                700,000...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">395,500
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">420,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">420,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">420,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">428,750
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times"> 
                800,000...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">452,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">480,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">480,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">480,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">490,000
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">
                1,000,000 ...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">565,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">600,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">600,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">600,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">612,500
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">
                1,500,000 ...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">847,500
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">900,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">900,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">900,000
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">918,750
              </TD>
             </TR>

             

            <HR WIDTH="10%" SIZE="1" NOSHADE>
            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times"> NOTE TO TABLE

             

            <TABLE BORDER="0" WIDTH="100%" CELLPADDING="0"
              CELLSPACING="0">
             <TR>
              <TD WIDTH="2%" ALIGN="left" VALIGN="top"><DIV
                ALIGN="left"><FONT SIZE="2" COLOR="#000000"
                FACE="'Times New Roman', Times">(1)

              </TD>
              <TD WIDTH="98%" ALIGN="left" VALIGN="top"> <DIV
                ALIGN="justify"><FONT SIZE="2" COLOR="#000000"
                FACE="'Times New Roman', Times">Amounts payable under the General Retirement Plan that exceed the maximum permitted by the Internal Revenue Code are paid under the Benefit Equalization Plan and/or the Earnings
                Adjustment Plan.

              </TD>
             </TR>

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica">
            <A NAME="phl22"></A>
            Section 16(a) Beneficial Ownership Reporting Compliance

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  During fiscal year 1999, Mr.
              Marlin Miller, a director of Carpenter, inadvertently failed to timely file a Form 4 report following the purchase of 300 shares of Carpenter stock by his wife.
              Mr. Miller disclaims beneficial ownership of these shares. Based solely upon Carpenter’s review of copies of reports furnished to it and upon representations by persons required to file reports under
              Section 16(a), all other persons subject to Section 16(a) were in compliance during fiscal year 1999.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica">
            <A NAME="phl23"></A>
            Stock Performance Graph

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica">

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica">

            <FONT SIZE="1" COLOR="#000000"
              FACE="'Times New Roman', Times">[Five-Year Graph Appears
              Here]

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica">COMPARATIVE ANALYSIS

             

            <TABLE ALIGN="center" WIDTH="100%" CELLSPACING=0
              CELLPADDING=0>
             <TR>
              <TH><FONT SIZE="1" COLOR="#000000" FACE="'Times New
                Roman', Times"> 
              </TH>
              <TH></TH>
              <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">1994
              <HR WIDTH="25" SIZE="1" NOSHADE></TH>
              <TH></TH>
              <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">1995
              <HR WIDTH="25" SIZE="1" NOSHADE></TH>
              <TH></TH>
              <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">1996
              <HR WIDTH="25" SIZE="1" NOSHADE></TH>
              <TH></TH>
              <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">1997
              <HR WIDTH="25" SIZE="1" NOSHADE></TH>
              <TH></TH>
              <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">1998
              <HR WIDTH="25" SIZE="1" NOSHADE></TH>
              <TH></TH>
              <TH VALIGN="bottom" NOWRAP ALIGN="center"><FONT SIZE="1"
                COLOR="#000000" FACE="'Times New Roman', Times">1999
              <HR WIDTH="25" SIZE="1" NOSHADE></TH>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">
                Carpenter ...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">100
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">118.6
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">115.4
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">171.2
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">193.3
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">114.6
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">S&P
                500...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">100
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">126.0
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">158.8
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">213.9
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">278.3
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">341.7
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">Russell
                2000...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">100
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">118.0
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">144.2
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">165.0
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">190.3
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">190.4
              </TD>
             </TR>
             <TR>
              <TD VALIGN="bottom" NOWRAP ALIGN="left"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">Peer
                Group...
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">100
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">142.2
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">160.4
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">233.7
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">214.2
              </TD>
              <TD></TD>
              <TD VALIGN="bottom" NOWRAP ALIGN="right"><FONT SIZE="2"
                COLOR="#000000" FACE="'Times New Roman', Times">198.0
              </TD>
             </TR>

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">Note:

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">Assumes that the value of the investment in Carpenter’s common stock, and each index, was $100 on June 30, 1994, and that all dividends were reinvested.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">     
                  The graph above shows for a five-year period the cumulative total stockholder return on Carpenter’s common stock compared to the cumulative total return of the S&P 500 Stock Index, the Russell 2000 Index® and a peer group of companies. The Russell 2000 is a broad-based index that includes smaller market capitalization stocks than the S
              &P 500. Carpenter’s stock is included in the Russell 2000 Index and is not included in the S&P 500
              Index. As of the most recent reconstitution of the index, the average market capitalization of the Russell 2000 was approximately $526.4 million. Because the composition of the S&P 500 Index is less comparable to Carpenter than the Russell 2000 Index, Carpenter intends to solely use the Russell 2000 Index in future years. As of June
              30, 1999, Carpenter’s market capitalization was approximately $625 million.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  The Peer Group Index is comprised of the following companies: Allegheny Teledyne, A.M.
              Castle, Armco, Inc., Slater Industries and The Timkin
              Company. These are publicly traded companies involved currently or for a part of the period shown in the table, in the distribution and/or manufacture of specialty metal products in the United States.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica">
            <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
              Times">PROPOSAL NO. 2

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica">
            <FONT SIZE="2" COLOR="#000000" FACE="'Times New Roman',
              Times">
            <A NAME="phl24"></A>
            APPROVAL OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  Unless otherwise specified by the stockholders, the shares of stock represented by the proxies will be voted for approval of the appointment of PricewaterhouseCoopers LLP, a firm of independent accountants, to audit and report upon the financial statements of Carpenter for fiscal year 2000.
              PricewaterhouseCoopers was formed on July 1, 1998 upon the merger of Coopers & Lybrand L.L.P. and Price
              Waterhouse LLP. Coopers & Lybrand L.L.P. had been the independent accountants of Carpenter since 1918. In the opinion of the Board of Directors and Management, PricewaterhouseCoopers is well qualified to act in this capacity.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  Audit services performed by
              PricewaterhouseCoopers in fiscal year 1999 included audits of the financial statements of Carpenter and certain of the pension and other employee benefit plans of Carpenter, limited reviews of quarterly financial statements of Carpenter and other accounting related matters. Fees and expenses in fiscal year 1999 for these audit services were $763,000.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  A representative of
              PricewaterhouseCoopers is expected to be present at the Annual Meeting. The representative will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. Carpenter has been advised by PricewaterhouseCoopers that the firm has no financial interest, direct or indirect, in Carpenter, except its providing tax counseling, acquisition, auditing, and independent accounting services during the period stated.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">   
                   The Board of Directors recommends that stockholders vote FOR approval of the appointment of PricewaterhouseCoopers LLP as independent accountants.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="Arial, Helvetica">
            <A NAME="phl25"></A>
            Other Business

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  The Board of Directors and
              Management know of no matters to be presented at the meeting other than those set forth in this Proxy
              Statement. Carpenter was not notified of any such matters by August 27, 1999, as determined under its By-Laws, and accordingly, if any other business is properly brought before the meeting or any adjournment of the meeting, the proxy holders will vote on this business according to their discretion.

             

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">    
                  By order of the Board of Directors.

             

            <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0"
              CELLSPACING="0" WIDTH="100%">
             <TR>
              <TD WIDTH="52%" ALIGN="left" VALIGN="top"></TD>
              <TD ALIGN="left" VALIGN="top"> <FONT
                SIZE="2" COLOR="#000000" FACE="'Times New Roman',
                Times">JOHN R. WELTY

              </TD>
             </TR>

            <TABLE WIDTH="100%" BORDER="0" CELLPADDING="0"
              CELLSPACING="0" WIDTH="100%">
             <TR>
              <TD WIDTH="52%" ALIGN="left" VALIGN="top"></TD>
              <TD ALIGN="left" VALIGN="top"> <FONT
                SIZE="2" COLOR="#000000" FACE="'Times New Roman',
                Times">Secretary

              </TD>
             </TR>

            <FONT SIZE="2" COLOR="#000000"
              FACE="'Times New Roman', Times">

            <FONT SIZE="1" COLOR="#000000"
              FACE="'Times New Roman', Times">[LOGO OF MAP ILLUSTRATING DIRECTIONS TO ANNUAL MEETING

            <FONT SIZE="1" COLOR="#000000"
              FACE="'Times New Roman', Times">OF CARPENTER TECHNOLOGY CORPORATION AT THE INN AT READING]

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